PROSPECTUS

                                 MORGAN STANLEY
                               PRIME INCOME TRUST
                                  -----------

    MORGAN STANLEY PRIME INCOME TRUST (THE "TRUST") IS AN INVESTMENT COMPANY WHICH SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE TRUST SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH INVESTMENT PRIMARILY IN SENIOR LOANS. SENIOR LOANS ARE LOANS MADE TO CORPORATIONS, PARTNERSHIPS AND OTHER ENTITIES, THAT HOLD THE MOST SENIOR POSITIONS IN A BORROWER'S CAPITAL STRUCTURE. THE SENIOR LOANS IN WHICH THE TRUST INVESTS ARE SECURED BY COLLATERAL THAT THE INVESTMENT ADVISOR BELIEVES TO HAVE A MARKET VALUE AT THE TIME OF THE LOAN THAT EQUALS OR EXCEEDS THE AMOUNT OF THE SENIOR LOAN.
                             ----------------------

    THE INTEREST RATE ON SENIOR LOANS GENERALLY WILL FLOAT OR RESET AT A SPECIFIED LEVEL ABOVE A GENERALLY RECOGNIZED BASE LENDING RATE SUCH AS THE PRIME RATE OR LIBOR.
                             ----------------------

    SHARES OF THE TRUST ARE CONTINUOUSLY OFFERED AT A PRICE EQUAL TO THE THEN CURRENT NET ASSET VALUE PER SHARE WITHOUT AN INITIAL SALES CHARGE.
                             ----------------------

    SHARES ARE NOT REDEEMABLE AND THERE IS NO SECONDARY MARKET FOR THE SHARES. THE BOARD OF TRUSTEES CURRENTLY INTENDS TO CONSIDER THE MAKING OF TENDER OFFERS ON A QUARTERLY BASIS TO REPURCHASE ALL OR A PORTION OF THE SHARES FROM SHAREHOLDERS AT THE THEN CURRENT NET ASSET VALUE PER SHARE. SHARES TENDERED THAT WERE HELD FOR LESS THAN FOUR YEARS ARE GENERALLY SUBJECT TO AN EARLY WITHDRAWAL CHARGE OF UP TO 3% OF THE ORIGINAL PURCHASE PRICE.
                             ----------------------

    INVESTMENT IN THE TRUST INVOLVES A VARIETY OF RISKS WHICH YOU SHOULD CONSIDER PRIOR TO INVESTMENT. SEE "RISK FACTORS."
                             ----------------------


    THIS PROSPECTUS SETS FORTH THE INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE TRUST. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE TRUST IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 3, 2001, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND WHICH IS AVAILABLE AT NO CHARGE UPON REQUEST OF THE TRUST AT THE ADDRESS OR TELEPHONE NUMBERS LISTED ON THIS PAGE. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED HEREIN BY REFERENCE.

                             ----------------------


    MORGAN STANLEY INVESTMENT ADVISORS INC. IS THE INVESTMENT ADVISOR TO THE TRUST. THE ADDRESS OF THE TRUST IS C/ O MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NJ 07311. THE TRUST'S TELEPHONE NUMBER IS (800) 869-NEWS. YOU SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING.

                             ----------------------

           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              --------------------


==================================================================================================
                                PRICE TO                                         PROCEEDS TO
                               PUBLIC (1)             SALES LOAD (1)            THE TRUST (2)
--------------------------------------------------------------------------------------------------
PER SHARE                         $8.43                    NONE               $1,947,419,485.97
TOTAL (2)                         $8.43                    NONE               $1,947,419,485.97
==================================================================================================


                                           (SEE FOOTNOTES ON INSIDE FRONT COVER)
                             ----------------------

                        MORGAN STANLEY DISTRIBUTORS INC.


DECEMBER 3, 2001

(FOOTNOTES TO TABLE ON FRONT COVER)


(1) THE SHARES ARE OFFERED ON A BEST EFFORTS BASIS AT A PRICE EQUAL TO THE NET ASSET VALUE PER SHARE WHICH AS OF THE DATE OF THE PROSPECTUS IS $8.43.



(2) ASSUMING ALL SHARES CURRENTLY REGISTERED ARE SOLD PURSUANT TO THIS CONTINUOUS OFFERING AT A PRICE OF $8.43 PER SHARE. THE TRUST COMMENCED OPERATIONS ON NOVEMBER 30, 1989, FOLLOWING COMPLETION OF A FIRM COMMITMENT UNDERWRITING FOR 10,921,751 SHARES, WITH NET PROCEEDS TO THE TRUST OF $109,217,510. THE TRUST COMMENCED THE CONTINUOUS OFFERING OF ITS SHARES ON DECEMBER 4, 1989.


    NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE PRINCIPAL UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                            ------------------------

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
Summary of Trust Expenses...............................................      3
Prospectus Summary......................................................      4
Financial Highlights....................................................      7
The Trust and its Advisor...............................................      8
Investment Objective and Policies.......................................      8
Risk Factors............................................................     12
Investment Practices....................................................     15
Investment Advisory Agreement...........................................     17
Administrator and Administration Agreement..............................     19
Share Repurchases and Tenders...........................................     20
Purchase of Shares......................................................     22
Description of Shares...................................................     24
Dividends and Distributions.............................................     25
Tax Consequences........................................................     26
Legal Counsel...........................................................     26
Custodian, Dividend Disbursing and Transfer Agent.......................     26
Experts.................................................................     27
Additional Information..................................................     27
Table of Contents of the Statement of Additional Information............     28
Appendix A (Hedging Transactions).......................................     29

SUMMARY OF TRUST EXPENSES
--------------------------------------------------------------------------------

    The expenses and fees set forth in the table are for the fiscal year ended September 30, 2001.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
Sales Load Imposed on Purchases.............................        None
Sales Load Imposed on Reinvested Dividends..................        None
Early Withdrawal Charge.....................................        3.0%
An early withdrawal charge is imposed on tenders at the
 following declining rates:
                                                              EARLY WITHDRAWAL
  YEAR AFTER PURCHASE                                              CHARGE
------------------------------------------------------------  ----------------
  First.....................................................        3.0%
  Second....................................................        2.5%
  Third.....................................................        2.0%
  Fourth....................................................        1.0%
  Fifth and thereafter......................................        None
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS)
Investment Advisory Fees....................................       0.85%
Interest Payments on Borrowed Funds.........................        None
Sum of Other Expenses.......................................       0.35%
Total Annual Expenses.......................................       1.20%

EXAMPLE                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------                                   ------  -------  -------  --------
You would pay the following expenses on
 a $1,000 investment, assuming (1) 5%
 annual return and (2) tender at the end
 of each time period:...................   $ 42     $58      $66      $145
You would pay the following expenses on
 the same investment, assuming no
 tender:................................   $ 12     $38      $66      $145

------------------------
    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE TRUST MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly. For a more complete description of these costs and expenses, see the cover page of this Prospectus and "Investment Advisory Agreement," "Administrator and Administration Agreement" and "Share Repurchases and Tenders--Early Withdrawal Charge" in this Prospectus.

                               PROSPECTUS SUMMARY

    KEY INFORMATION ABOUT THE TRUST IS SUMMARIZED BELOW. YOU SHOULD READ IT IN LIGHT OF THE MORE DETAILED INFORMATION SET FORTH LATER IN THIS PROSPECTUS.

PURCHASE OF SHARES...........  Shares of the Trust are continuously offered for sale at the then net asset value per share without an initial sales
                               charge. The minimum initial investment in the Trust is
                               $1,000. Subsequent investments must be at least $100. Shares may be purchased through Morgan Stanley DW Inc. and other
                               selected broker-dealers.
INVESTMENT OBJECTIVE AND
POLICIES.....................  The investment objective of the Trust is to provide a high level of current income consistent with the preservation of capital. The Trust seeks to achieve its objective through
                               investment primarily in Senior Loans. There is no assurance that the Trust will achieve this objective.
                               Senior Loans are loans made to corporations, partnerships
                               and other entities which hold the most senior position in a borrower's capital structure. The Senior Loans in which the
                               Trust invests are secured by collateral that the Investment
                               Advisor believes to have a market value at the time of the loan which equals or exceeds the amount of the Senior Loan.
                               The interest rate on Senior Loans generally will float or
                               reset at a specified level above a generally recognized base lending rate such as the prime rate quoted by a major U.S.
                               bank ("Prime Rate") or the London Inter-Bank Offered Rate
                               ("LIBOR").
                               The Trust invests, under normal market conditions, at least
                               80% of its total assets in Senior Loans. The remainder of
                               its assets are invested in cash or short-term high quality money market instruments. Senior Loans in which the Trust
                               may invest typically are originated, negotiated and
                               structured by a syndicate of lenders ("Lenders") and
                               administered on behalf of the Lenders by an agent bank
                               ("Agent"). The terms of the loan are set forth in a loan
                               agreement (the "Loan Agreement"). The Trust may acquire such syndicated Senior Loans ("Syndicated Loans") in one of three ways: (i) it may act as a Lender; (ii) it may acquire an
                               Assignment; or (iii) it may acquire a Participation. Senior
                               Loans may also take the form of debt obligations of
                               Borrowers issued directly to investors in the form of debt securities ("Senior Notes").
                               An Assignment is a sale by a Lender or other third party of its rights in a Senior Loan. Generally, when the Trust
                               purchases an Assignment, it obtains all of the rights of a
                               Lender. In some cases, however, the Assignment may be of a more limited nature and the Trust may have no contractual
                               relationship with the Borrower. In such instances, the Trust would be required to rely on the Lender or other third party from which it acquired the Assignment to demand payment and enforce its rights under the Senior Loan.
                               A Participation is an interest in a Senior Loan acquired
                               from a Lender or other third party (the "Selling
                               Participant"). Payment of principal and interest received by the Selling Participant are passed through to the holder of the Participation. When the Trust acquires a Participation it will

                               have a contractual relationship with the Selling Participant but not the Borrower. As a result, the Trust assumes the
                               credit risk of the Borrower, the Selling Participant and any other prior Selling Participant.
INVESTMENT ADVISOR...........  Morgan Stanley Investment Advisors Inc. ("Morgan Stanley
                               Investment Advisors" or the "Investment Advisor") is the
                               Trust's Investment Advisor. The Investment Advisor is a
                               wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary
                               businesses -- securities, asset management and credit
                               services.
                               The Investment Advisor and its wholly-owned subsidiary,
                               Morgan Stanley Services Company Inc., serve in various
                               investment management, advisory, management, and
                               administrative capacities to 97 investment companies, 21 of which are listed on the New York Stock Exchange, with
                               combined assets of approximately $135 billion as of
                               November 30, 2001.
ADVISORY FEE.................  The Trust pays the Investment Advisor an advisory fee calculated at an annual rate of 0.90% of average daily net assets on assets of the Trust up to $500 million, at an
                               annual rate of 0.85% of average daily net assets on assets of the Trust exceeding $500 million up to $1.5 billion, at an annual rate of 0.825% of average daily net assets on
                               assets of the Trust exceeding $1.5 billion up to
                               $2.5 billion, at an annual rate of 0.80% of average daily
                               net assets on assets of the Trust exceeding $2.5 billion up to $3.0 billion and at an annual rate of 0.775% of average daily net assets on assets of the Trust exceeding $3.0
                               billion.
ADMINISTRATOR................  Morgan Stanley Services Company Inc. ("Morgan Stanley
                               Services" or the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Investment Advisors, the Investment
                               Advisor of the Trust, is the Administrator of the Trust. See
                               "Administrator and Administration Agreement" and "Purchase
                               of Shares."
ADMINISTRATION FEE...........  The Trust pays the Administrator a monthly fee at an annual rate of 0.25% of the Trust's daily net assets. See
                               "Administrator and Administration Agreement."
DIVIDENDS AND
DISTRIBUTIONS................  Income dividends are declared daily and paid monthly.
                               Dividends and distributions to holders of Shares cannot be assured, and the amount of each monthly payment may vary.
                               Capital gains, if any, will be distributed at least
                               annually. All dividends and capital gains distributions will be reinvested automatically in additional Shares, unless you elect to receive cash distributions. See "Dividends and
                               Distributions" and "Tax Consequences."
SHARE REPURCHASES AND
TENDERS......................  The Board of Trustees of the Trust currently intends, each quarter, to consider authorizing the Trust to make tender
                               offers for all or a portion of its outstanding Shares at the then current net asset value of the Shares. An early
                               withdrawal charge payable to the Investment Advisor of up to
                               3.0% of the original purchase price of such Shares will be imposed on most Shares accepted for tender that have been
                               held for four years or

                               less. There is no guarantee that the Trust will in fact make a tender offer for any of its Shares, or that if a tender
                               offer is made, all or any Shares tendered will be purchased by the Trust. If a tender offer is not made or Shares are
                               not purchased pursuant to a tender offer you may not be able to sell your Shares. The Trust may borrow to finance tender offers.
CUSTODIAN....................  The Bank of New York serves as Custodian of the Trust's assets. See "Custodian, Dividend Disbursing and Transfer
                               Agent."
RISK FACTORS.................  An investment in the Trust involves a number of risks. The
                               Borrower, under a Senior Loan, may fail to make scheduled
                               payments of principal and interest, which could result in a decline in net asset value and a reduction of the Trust's
                               yield. While each Senior Loan will be collateralized, there is no guarantee that the collateral securing a Senior Loan will be sufficient to protect the Trust against losses or a decline in income in the event of a Borrower's non-payment of principal and/or interest. The Trust may invest in Senior
                               Loans made in connection with leveraged buyout transactions, recapitalizations, and other highly leveraged transactions.
                               These types of Senior Loans are subject to greater risks
                               than are other Senior Loans in which the Trust may invest.
                               Senior Loans are not traded on an exchange, nor is there any regular secondary market. Due to the illiquidity of Senior
                               Loans, the Trust may not be able to dispose of its
                               investment in Senior Loans in a timely fashion and at a fair price. The Trust may invest in Senior Loans made to non-U.S.
                               borrowers, provided the Senior Loans are U.S. dollar-
                               denominated. Loans to non-U.S. borrowers, involve a variety of risks not present in the case of Senior Loans to U.S.
                               borrowers.
                               A substantial portion of the Senior Loans in which the Trust invests may be rated by a national statistical rating
                               organization below investment grade. Debt securities rated below investment grade are viewed by rating agencies as
                               having speculative characteristics and are commonly known as
                               "junk bonds."
                               An investment in the Shares should be considered illiquid.
                               There is no secondary market for the Shares and none is
                               expected to develop.
                               The above risks and others to which the Trust is subject,
                               are discussed in greater detail under the heading "Risk
                               Factors."
ANTI-TAKEOVER PROVISIONS.....  The Trust's Declaration of Trust includes anti-takeover provisions. These include the requirement for a 66%
                               shareholder vote to remove Trustees and for certain mergers, issuances of Shares and asset acquisitions. These provisions could have the effect of limiting the ability of other
                               persons or entities to acquire control of the Trust and of depriving holders of Shares of an opportunity to sell their
                               Shares at a premium above prevailing market prices by
                               discouraging a third party from seeking to obtain control of the Trust. See "Description of Shares--Anti-Takeover
                               Provisions."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Trust's financial performance for the periods indicated. Certain information reflects financial results for a single Trust share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions).

    This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Trust's financial statements, is included in the Statement of Additional Information which is available upon request.

                                                          FOR THE YEAR ENDED SEPTEMBER 30,
                            ---------------------------------------------------------------------------------------------
                                2001            2000            1999            1998            1997            1996
                            -------------   -------------   -------------   -------------   -------------   -------------
SELECTED PER SHARE DATA:
Net asset value, beginning
 of period................   $     9.72      $     9.87      $     9.91      $     9.95      $     9.94       $   9.99
                             ----------      ----------      ----------      ----------      ----------       --------
Income (loss) from
 investment operations:
  Net investment income...         0.69            0.82            0.70            0.71            0.75           0.74
  Net realized and
   unrealized gain
   (loss).................        (1.11)          (0.16)          (0.05)          (0.03)        --               (0.04)
                             ----------      ----------      ----------      ----------      ----------       --------
Total income from
 investment operations....        (0.42)           0.66            0.65            0.68            0.75           0.70
                             ----------      ----------      ----------      ----------      ----------       --------
Less dividends and
 distributions from:
  Net investment income...        (0.68)          (0.81)          (0.69)          (0.72)          (0.74)         (0.75)
  Net realized gain.......      --              --              --              --              --              --
                             ----------      ----------      ----------      ----------      ----------       --------
Total dividends and
 distributions............        (0.68)          (0.81)          (0.69)          (0.72)          (0.74)         (0.75)
                             ----------      ----------      ----------      ----------      ----------       --------
Net asset value, end of
 period...................   $     8.62      $     9.72      $     9.87      $     9.91      $     9.95       $   9.94
                             ==========      ==========      ==========      ==========      ==========       ========
TOTAL RETURN+.............        (4.54)%          6.87%           6.72%           7.14%           7.78%          7.25%
RATIOS TO AVERAGE NET
 ASSETS:
  Expenses................         1.20%           1.21%           1.22%           1.29%           1.40%          1.46%
  Net investment income...         7.53%           8.26%           7.02%           7.17%           7.53%          7.50%
SUPPLEMENTAL DATA:
  Net assets, end of
   period, in thousands...   $2,195,287      $2,884,330      $2,513,959      $1,996,709      $1,344,603       $939,471
  Portfolio turnover
   rate...................           29%             45%             44%             68%             86%            72%

                                          FOR THE YEAR ENDED SEPTEMBER 30,
                            -------------------------------------------------------------
                                1995            1994            1993            1992
                            -------------   -------------   -------------   -------------
SELECTED PER SHARE DATA:
Net asset value, beginning
 of period................    $  10.00        $   9.91        $   9.99        $  10.00
                              --------        --------        --------        --------
Income (loss) from
 investment operations:
  Net investment income...        0.82            0.62            0.55            0.62
  Net realized and
   unrealized gain
   (loss).................        0.01            0.09           (0.08)          (0.01)
                              --------        --------        --------        --------
Total income from
 investment operations....        0.83            0.71            0.47            0.61
                              --------        --------        --------        --------
Less dividends and
 distributions from:
  Net investment income...       (0.81)          (0.62)          (0.55)          (0.62)
  Net realized gain.......       (0.03)         --              --              --
                              --------        --------        --------        --------
Total dividends and
 distributions............       (0.84)          (0.62)          (0.55)          (0.62)
                              --------        --------        --------        --------
Net asset value, end of
 period...................    $   9.99        $  10.00        $   9.91        $   9.99
                              ========        ========        ========        ========
TOTAL RETURN+.............        8.57%           7.32%           4.85%           6.23%
RATIOS TO AVERAGE NET
 ASSETS:
  Expenses................        1.52%           1.60%           1.45%           1.47%
  Net investment income...        8.11%           6.14%           5.53%           6.14%
SUPPLEMENTAL DATA:
  Net assets, end of
   period, in thousands...    $521,361        $305,034        $311,479        $413,497
  Portfolio turnover
   rate...................         102%            147%             92%             46%

----------------------------------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
  ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD. DIVIDENDS AND DISTRIBUTIONS ARE ASSUMED TO BE REINVESTED AT THE PRICES OBTAINED UNDER THE TRUST'S DIVIDEND REINVESTMENT PLAN.

THE TRUST AND ITS ADVISOR
--------------------------------------------------------------------------------

    Morgan Stanley Prime Income Trust (the "Trust") is a closed-end management investment company whose investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust will seek to achieve its objective through investment primarily in senior collateralized loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers"). No assurance can be given that the Trust will achieve its investment objective. The Trust is designed primarily for long-term investment and not as a trading vehicle.


    The Trust is of a type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on August 17, 1989 under the name "Allstate Prime Income Trust." Effective March 1, 1993, the Trust Agreement was amended to change the name of the Trust to "Prime Income Trust." Such amendment was made upon the approval by the shareholders of an investment advisory agreement with Morgan Stanley Investment Advisors. On June 22, 1998, the Trustees of the Trust adopted an Amendment to the Trust's Declaration of Trust changing its name to "Morgan Stanley Dean Witter Prime Income Trust." On June 18, 2001, the Trustees of the Trust adopted an Amendment to the Trust's Declaration of Trust changing its name to "Morgan Stanley Prime Income Trust." The Trust commenced operations on November 30, 1989, following completion of a firm commitment initial underwriting for 10,921,751 Shares, with net proceeds to the Trust of $109,217,510. The Trust commenced the continuous offering of its shares on December 4, 1989. The Trust's principal office is located c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311, and its telephone number is (800) 869-NEWS. The Trust is offering continuously its shares of beneficial interest, $.01 par value (the "Shares"). See "Purchase of Shares."


    An investment in Shares offers several benefits. The Trust offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of Senior Loans, a type of investment typically not available to individual investors. In managing such a portfolio, the Investment Advisor provides the Trust and its shareholders with professional credit analysis and portfolio diversification. The Trust also relieves the investor of burdensome administrative details involved in managing a portfolio of Senior Loans, even if they were available to individual investors. Such benefits are at least partially offset by the expenses involved in operating an investment company, which consist primarily of management and administrative fees and operational costs. See "Investment Advisory Agreement" and "Administrator and Administration Agreement."


    Morgan Stanley Investment Advisors and its wholly-owned subsidiary, Morgan Stanley Services, serve in various investment management, advisory, management and administrative capacities to 97 investment companies, 21 of which are listed on the New York Stock Exchange, with combined assets of approximately
$135 billion at November 30, 2001.



    The Trust is managed within the Senior Loan team of the Money Market Group. Current members of the team include Sheila A. Finnerty, an Executive Director of Morgan Stanley Investment Advisors, and Peter Gewirtz, Vice President of Morgan Stanley Investment Advisors.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The Trust's investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust will seek to achieve its objective through investment primarily in Senior Loans. Senior Loans in which the Trust will invest generally pay interest at rates which float or are reset at a margin above a generally recognized base lending rate. These base lending rates are the Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Prime Rate quoted by a major U.S. bank is the interest rate at which such bank is willing to lend U.S. dollars to creditworthy borrowers. LIBOR is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar-denominated deposits for a specified period of time. The CD rate is the average rate paid on large certificates of deposit traded in the secondary market. An investment in the Trust may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Trust will achieve its investment objective.

    Under normal market conditions, the Trust will invest at least 80% of its total assets in Senior Loans. The Trust currently intends to limit its investments in Senior Notes to no more than 20% of its total assets. The remainder of the Trust's assets may be invested in cash or in high quality debt securities with remaining maturities of one year or less, although it is anticipated that the debt securities in which the Trust invests will have remaining maturities of 60 days or less. Such securities may include commercial paper rated at least in the top two rating categories of either Standard & Poor's Corporation or Moody's Investors Service, Inc., or unrated commercial paper considered by the Investment Advisor to be of similar quality, certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such securities may pay interest at rates which are periodically redetermined or may pay interest at fixed rates. High quality debt securities and cash may comprise up to 100% of the Trust's total assets during temporary defensive periods when, in the opinion of the Investment Advisor, suitable Senior Loans are not available for investment by the Trust or prevailing market or economic conditions warrant.

    The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that at least 80% of the Trust's total assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest which are redetermined either daily, monthly or quarterly. As a result of prepayments and amortization; however, it is expected that the actual maturities of Syndicated Loans will be approximately three to four years and of Senior Notes approximately six to seven years. The Senior Loans in the Trust's portfolio will at all times have a dollar-weighted average time until the next interest rate redetermination of 90 days or less.

    The Senior Loans in which the Trust will invest will consist primarily of direct obligations of a Borrower undertaken to finance the growth of the Borrower's business or to finance a capital restructuring. Such loans may include "leveraged buy-out" loans which are made to a Borrower for the purpose of acquiring ownership control of another company, whether as a purchase of equity or of assets or for a leveraged reorganization of the Borrower with no change in ownership. The Trust may invest in Senior Loans which are made to non-U.S. Borrowers, provided that the loans are dollar-denominated and any such Borrower meets the credit standards established by the Investment Advisor for U.S. Borrowers.

    Senior Loans hold the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower (i.e., have equal claims to the Borrower's assets). In order to borrow money pursuant to Senior Loans, a Borrower will frequently pledge as collateral its assets, including, but not limited to, trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. A Loan Agreement may also require the Borrower to pledge additional collateral in the event that the value of the collateral falls. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Each Senior Loan in which the Trust will invest will be secured by collateral which the Investment Advisor believes to have a market value, at the time of acquisition of the Senior Loan, which equals or exceeds the principal amount of the Senior Loan. The value of such collateral generally will be determined by an independent appraisal and/or other information regarding the collateral furnished by the Agent. Such information will generally include appraisals in the case of assets such as real estate, buildings and equipment, audits in the case of inventory and analyses (based upon, among other things, investment bankers' opinions, fairness

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opinions and relevant transactions in the marketplace) in the case of other kinds of collateral. Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants contained in a Loan Agreement may include mandatory prepayment provisions arising from excess cash flow and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments.

    Nationally recognized rating agencies have begun assigning ratings to an increasing number of Senior Loans and a substantial portion of the Fund's investments in Senior Loans may be rated below investment grade. Debt securities rated below investment grade are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." While the Investment Advisor may consider such ratings when determining whether to invest in a Senior Loan, it does not view ratings as a determinative factor in its investment decisions. Rather, the Investment Advisor will perform its own credit analysis of the Borrower and will consider, and may rely in part on, the analyses performed by Lenders other than the Trust. The Trust will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Investment Advisor, demonstrates the ability to meet debt service in a timely manner (taking into consideration the Borrower's capital structure, liquidity and historical and projected cash flow) and where the Investment Advisor believes that the market value of the collateral at the time of investment equals or exceeds the amount of the Senior Loan. The Investment Advisor will also consider the following characteristics: the operating history, competitive position and management of the Borrower; the business outlook of the Borrower's industry; the terms of the Loan Agreement (e.g., the nature of the covenants, interest rate and fees and prepayment conditions); whether the Trust will purchase an Assignment, Participation or act as a lender originating a Senior Loan; and the creditworthiness of and quality of service provided by the Agent and any Selling Participant or Intermediate Participants.

    Senior Loans typically are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more of such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently the commercial bank that originates the Senior Loan and the person that invites other parties to join the lending syndicate, typically will be primarily responsible for negotiating the loan agreement or agreements ("Loan Agreement") that establish the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid a fee or fees by the Borrower for their services.

    The Trust may invest in Senior Loans in the following ways: (i) it may purchase Participations, (ii) it may purchase Assignments of a portion of a Senior Loan, or (iii) it may act as one of the group of Lenders originating a Senior Loan.

    When the Trust is a Lender, or assumes all of the rights of a Lender through an assignment it will, as a party to the Loan Agreement, have a direct contractual relationship with the Borrower and may enforce compliance by the Borrower with the terms of the Loan Agreement. Lenders also have voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relevant Loan Agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.

    A Participation may be acquired from an Agent, a Lender or any other holder of a Participation ("Selling Participant"). Investment by the Trust in a Participation typically will result in the Trust having a contractual

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relationship only with the Selling Participant, not with the Borrower or any other entities interpositioned between the Trust and the Borrower ("Intermediate Participants"). The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Selling Participant and only upon receipt by such Selling Participant of such payments from the Borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to funds acquired by other Lenders through set-off against the Borrower and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Trust will assume the credit risk of the Borrower, the Selling Participant and any Intermediate Participants. In the event of the insolvency of the Selling Participant or any Intermediate Participant, the Trust may be treated as a general creditor of such entity and may be adversely affected by any set-off between such entity and the Borrower. The Trust will acquire Participations only if the Selling Participant and any Intermediate Participant is a commercial bank or other financial institution with an investment grade long-term debt rating from either Standard and Poor's Corporation ("S&P") (rated BBB or higher) or Moody's Investors Service, Inc. ("Moody's") (rated Baa or higher), or with outstanding commercial paper rated at least in the top two rating categories of either of such rating agencies (at least A-2 by S&P or at least Prime-2 by Moody's) or, if such long-term debt and commercial paper are unrated, with long-term debt or commercial paper believed by the Investment Advisor to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured, although debt rated Baa by Moody's is considered to have speculative characteristics. Commercial paper rated A-2 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be strong, and issues of commercial paper rated Prime-2 by Moody's are considered by Moody's to have a strong capacity for repayment of senior short-term debt obligations.

    The Trust may also purchase Assignments from Lenders and other third parties. The purchaser of an Assignment typically succeeds to all the rights of the Lender or other third party whose interest is being assigned, but it may not be a party to the Loan Agreement and may be required to rely on such Lender or other third party to demand payment and enforce its rights against the Borrower. Assignments are arranged through private negotiations between potential assignors and potential assignees; consequently, the rights and obligations acquired by the purchaser of an Assignment may differ from and be more limited than those held by the assignor.

    In determining whether to purchase Participations or Assignments or act as one of a group of Lenders, the Investment Advisor will consider the availability of each of these forms of investments in Senior Loans, the terms of the Loan Agreement, and in the case of Participations, the creditworthiness of the Selling Participant and any Intermediate Participants.

    In connection with the purchase of interests in Senior Loans, the Trust may also acquire warrants and other equity securities of the Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Trust's purchase of interests in Senior Loans.

    The investment objective of the Trust and its policy to invest, under normal market conditions, at least 80% of its total assets in Senior Loans, are fundamental policies of the Trust and may not be changed without the approval of a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act. Such a majority is defined as the lesser of (i) 67% or more of the Trust's Shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding Shares of the Trust are present or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Trust. Except as otherwise specified, all other investment policies of the Trust are not fundamental and may be changed by the Board of Trustees without shareholder approval.

    The Trust may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. When the Trust buys an interest in a Senior Loan, it

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may receive a facility fee, which is a fee paid to Lenders upon origination of a
Senior Loan and/or a commitment fee which is a fee paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. In certain circumstances, the Trust may receive a prepayment penalty on the prepayment of a Senior Loan by a Borrower. When the Trust sells an interest in a Senior Loan it may be required to pay fees or commissions to the purchaser of the interest. The extent to which the Trust will be entitled to receive or be required to pay such fees will generally be a matter of negotiation between the Trust and the party selling to or purchasing from the Trust. The Investment Advisor currently anticipates that the Trust will continue to receive and/or pay fees and commissions in a majority of the transactions involving Senior Loans.

    Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances. The Trust will maintain on its books a segregated account with its custodian bank in which it will maintain cash or high quality debt securities equal in value to its commitments to make such additional loans. In no event will such commitments exceed 20% of the Trust's total assets.

RISK FACTORS
--------------------------------------------------------------------------------

GENERAL

    The Trust invests primarily in Senior Loans on which the interest rate is periodically adjusted in response to interest rate changes on short-term investments. This policy should result in a net asset value which fluctuates less than would a portfolio consisting primarily of fixed rate obligations. A number of factors may, however, cause a decline in net asset value, including a default on a Senior Loan, a material deterioration of a Borrower's perceived or actual credit worthiness, and/or an increase in interest rates not immediately reflected in the interest rate payable on Senior Loans. A sudden and extreme increase in interest rates is particularly likely to cause a decline in net asset value. Also, a change in the manner in which interest rates on Senior Loans are set (E.G., interest rates are set at a higher or lower margin above the Prime Rate, LIBOR, or other base lending rate) or other changes in pricing parameters for Senior Loans, may also cause the Trust's net asset value to fluctuate. In addition, at any time there may be a limited supply of Senior Loans which may adversely affect the Trust's performance.

ILLIQUIDITY OF SHARES

    An investment in the Shares should be considered illiquid. There is no secondary market for the Shares and none is expected to develop.

CREDIT RISK

    Senior Loans are subject to credit risks. Credit risk is the risk that the Borrower will fail to make timely payments of principal and/or interest. The non-receipt of scheduled payments of principal or interest, either because of a default, bankruptcy or other reason, could result in a reduction of the Trust's yield and a decline in net asset value.

    The Trust may invest in Senior Loans made in connection with leveraged buy-out transactions, recapitalizations and other highly leveraged transaction. These types of Senior Loans are subject to greater risks than are other kinds of Senior Loans in which the Trust may invest. The value of such loans may also be subject to a greater degree of volatility in response to interest rate fluctuations.

    The Investment Advisor will invest only in Senior Loans secured by collateral with a value (at the time of acquisition), in its view, of at least equal to the amount of the Senior Loan. There is no guarantee, however, that the collateral securing a Senior Loan will be sufficient to protect the Trust against losses or a decline in income in the event of the Borrower's non-payment of principal and/or interest. For example, the value of the collateral could, subsequent to the Trust's investment in the Senior Loan, decline below the amount of the Senior Loan. In addition, it may not be possible to liquidate the collateral promptly. Also, in the event that a Borrower declares bankruptcy, a court could invalidate the Trust's security interest in the loan collateral, or subordinate the Trust's rights under the Senior Loan to other creditors of the Borrower.

LOWER-RATED SECURITIES

    A substantial portion of the Senior Loans in which the Trust invests may be rated by a national statistical rating organization below investment grade, or if unrated, of comparable quality. Debt securities rated below investment grade, or if unrated, of comparable quality, are commonly referred to as "junk bonds." Junk bonds are regarded by the rating agencies as having speculative characteristics. The prices of junk bonds are more sensitive to negative corporate developments such as a decline in profits or adverse economic conditions such as a recession than are the prices of higher rated securities.

LIMITED PUBLIC INFORMATION

    The amount of public information with respect to Senior Loans will generally be less extensive than that available for securities registered with the Securities and Exchange Commission and/or listed on a national securities exchange. As a result, the performance of the Trust and its ability to meet its investment objective is more dependent upon the analytical ability of the Investment Advisor than would be the case for an investment company that invests primarily in registered and/or exchange listed securities.

ILLIQUIDITY OF SENIOR LOANS

    Senior Loans may be transferable among financial institutions, however, they do not, at present, have the liquidity of conventional debt securities and are often subject to restrictions on resale. For example, bank approval is often required for the resale of interests in Senior Loans. Due to the illiquidity of Senior Loans the Trust may not be able to dispose of its investments in Senior Loans in a timely fashion and at a fair price. The inability to do so could result in losses to the Trust.

RELIANCE UPON AGENT

    An Agent typically administers a Senior Loan and is responsible for the collection of principal and interest payments from the Borrower. The Trust will generally rely on the Agent to collect and to transmit to the Trust its portion of the payments on the Senior Loan. The Trust also generally will rely on the Agent to monitor compliance by the Borrower with the terms of the Loan Agreement and to notify the Trust of any adverse change in the Borrower's financial condition or any declaration of insolvency. In addition, the Trust will rely on the Agent to use appropriate creditor remedies against the Borrower in the event of a default. Accordingly, the Trust's success may be dependent in part upon the skill of Agents in administering the terms of Loan Agreements, monitoring Borrower compliance, collecting principal, interest and fee payments from Borrowers, and where necessary, enforcing creditors remedies against Borrowers.

    The Agent's appointment may be terminated if the Agent becomes insolvent, goes into bankruptcy, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority. In such event, a successor agent would be appointed. Assets held by the Agent under the Loan Agreement should remain available to holders of Loans. However, if assets held by the Agent for the benefit of the Trust were determined by an appropriate regulatory authority or court to be subject to the claims of the Agent's general or secured creditors, the Trust might incur certain costs and delays in realizing payment on a Senior Loan or suffer a loss of principal and/or interest. Furthermore, in the event of the Borrower's bankruptcy or insolvency, the Borrower's obligation to repay the Loan may be subject to certain defenses that the Borrower can assert as a result of improper conduct by the Agent.

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PARTICIPATIONS

    The Trust may invest in Participations. Because the holder of a Participation generally has no contractual relationship with the Borrower, the Trust will have to rely upon a Selling Participant and/or Intermediate Participant to pursue appropriate remedies against a Borrower in the event of a default. As a result, the Trust may be subject to delays, expenses and risks that are greater than those that would be involved if the Trust could enforce its rights directly against the Borrower or through the Agent.

    A Participation also involves the risks that the Trust may be regarded as a creditor of a Selling Participant and/or Intermediate Participant rather than of the Borrower. If so, the Trust would be subject to the risk that a Selling Participant may become insolvent.

PREPAYMENTS

    The Borrower of a Senior Loan, in some cases, may prepay the Senior Loan. Prepayments could adversely affect the Trust's yield to the extent that the Trust is unable to reinvest promptly payments in Senior Loans or if such prepayments were made during a period of declining interest rates.

LOANS TO FOREIGN BORROWERS

    The Trust may invest in U.S. dollar denominated Senior Loans made to non U.S. Borrowers. These Senior Loans may involve additional risks. Foreign companies are not generally subject to uniform accounting and financial reporting standards comparable to those applicable to U.S. borrowers. It may be more difficult to value and monitor the value of collateral underlying Senior Loans to non U.S. Borrowers. In addition, there is generally less government supervision and regulation of financial markets and listed companies in foreign countries than in the U.S. Investments in Senior Loans to non U.S. borrowers also involves the risks of adverse political and economic developments. In addition, such loans involve foreign currency risks to the extent that a decline in a non U.S. Borrower's own currency relative to the dollar may impair such Borrower's ability to make timely payments of principal and/or interest on a Senior Loan.

CONCENTRATION

    The Trust will treat the Borrower and the Agent Bank, and, with respect to Participations, each financial institution interposed between the Borrower and the Trust, as an issuer of a Senior Loan or Participation for the purpose of determining the Trust's concentration in a particular industry. As a result, 25% or more of the Trust's assets will be invested in the industry group consisting of financial institutions and their holding companies. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make and the interest rates and fees which such institutions may charge. The profitability of these institutions is largely dependent on the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies also are affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. The property and casualty industry is cyclical, being subject to dramatic swings in profitability which can be affected by natural catastrophes and other disasters. Individual companies may be exposed to material risks, including reserve inadequacy, latent health exposure, and inability to collect from their reinsurance carriers. The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. In this regard, recent business combinations have included insurance, finance and securities brokerage under single ownership.

    The Trust may invest up to 10% of its assets in Senior Loans made to any single Borrower. To the extent that the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of the Trust's investments may be more affected by any single adverse economic, political or regulatory event than will the value of the investments of a more diversified investment company.

SENIOR NOTES

    The Trust is authorized to invest in Senior Notes. It is anticipated that Senior Notes purchased by the Trust will generally bear a higher rate of interest than Syndicated Loans. Such securities may, however, involve greater risks than those associated with Syndicated Loans. The covenants and restrictions to which the Borrower would be subject in the case of Senior Notes may not be as rigorous in all respects as those to which the Borrower would be subject in the case of a Syndicated Loan. Also, the scope of financial information respecting the Borrower available to investors in Senior Notes may be more limited than that available to Syndicated Loan Lenders. In addition, a Syndicated Loan typically requires steady amortization of principal throughout the life of the loan whereas Senior Notes, typically, are structured to allow Borrowers to repay principal later in the life of the loan.

INVESTMENT PRACTICES
--------------------------------------------------------------------------------

    The following investment practices apply to the portfolio investments of the Trust and may be changed by the Trustees of the Trust without shareholder approval, following written notice to shareholders.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    The Trust may purchase and sell interests in Senior Loans and other securities in which the Trust may invest or dispose of on a when-issued or delayed delivery basis; i.e., delivery and payment can take place more than 30 days after the date of the transaction. The interests or securities so purchased or sold are subject to market fluctuation during this period and no interest accrues to the purchaser prior to the date of settlement. At the time the Trust makes the commitment to enter into a when-issued or delayed delivery transaction, it will record the transaction and thereafter reflect the value, each day, of such interest or security in determining the net asset value of the Trust. At the time of delivery, the value of the interest or security may be more or less than the purchase price. Since the Trust is dependent on the party issuing the when-issued or delayed delivery security to complete the transaction, failure by the other party to deliver the interest or security as arranged would result in the Trust losing an investment opportunity. The Trust will also establish a segregated account with its custodian bank in which it will maintain cash or high quality debt securities equal in value to commitments for such when-issued or delayed delivery interests or other securities; subject to this requirement, the Trust may enter into transactions on such basis without limit.

REPURCHASE AGREEMENTS

    When cash may be available for only a few days, it may be invested by the Trust in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Trust. These agreements, which may be viewed as a type of secured lending by the Trust, typically involve the acquisition by the Trust of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Trust will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral"), which is held by the Trust's custodian, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Trust will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Trust to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Trust will follow procedures adopted by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions, whose financial condition will be continually monitored by the Investment Advisor. In addition, the value of the collateral underlying the repurchase agreement will be maintained at a level at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Trust will seek to liquidate such collateral. However, the exercising of the Trust's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Trust could suffer a loss. In addition, to the extent that the Trust's security interest in the collateral may not be properly perfected, the Trust could suffer a loss up to the entire amount of the collateral. It is the policy of the Trust not to invest in repurchase agreements that do not mature within seven days if any such investments amount to more than 10% of its total assets.

REVERSE REPURCHASE AGREEMENTS

    The Trust may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Trust. A reverse repurchase agreement is an instrument under which the Trust may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Trust at an agreed upon price on an agreed upon date. The value of the underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Trust's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Trust under a reverse repurchase agreement could decline below the price at which the Trust is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Trust and as such would be subject to the restrictions on borrowing described in the "Investment Restrictions" in the STATEMENT OF ADDITIONAL INFORMATION. The Trust will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

    Consistent with applicable regulatory requirements, the Trust may lend its portfolio securities to brokers, dealers and financial institutions, provided that such loans are callable at any time by the Trust (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 102% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Trust continues to receive the income on collateral, which will be invested in short-term obligations. The Trust will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets.

    A loan may be terminated by the borrower on one business day's notice, or by the Trust on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Investment Advisor to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Trust. Any gain or loss in the market price during the loan period would inure to the Trust. The creditworthiness of firms to which the Trust lends its portfolio securities will be monitored on an ongoing basis by the Investment Advisor pursuant to procedures adopted and reviewed, on an ongoing basis, by the Trustees of the Trust.

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    When voting on consent rights which accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Trust's investment in such loaned securities. The Trust will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

BORROWING

    The Trust may borrow money from a bank for temporary or emergency purposes or to effect a tender offer for its Shares provided that immediately after such borrowing the amount borrowed does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). If, due to market fluctuations or other reasons, the value of the Trust's assets falls below the foregoing required coverage requirement, the Trust, within three business days, will reduce its bank debt to the extent necessary to comply with such requirement. To achieve such reduction, it is possible that the Trust may be required to sell portfolio securities at a time when it may be disadvantageous to do so.

    Borrowings other than for temporary or emergency purposes would involve additional risk to the Trust, since the interest expense may be greater than the income from or appreciation of the interests carried by the borrowing. The Trust may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. Investment activity will continue while the borrowing is outstanding. The purchase of additional interests while any borrowing is outstanding involves the speculative factor known as "leverage," which will increase the Trust's exposure to capital risk.

HEDGING AND RISK MANAGEMENT TRANSACTIONS

    The Trust is authorized to engage in various interest rate hedging transactions and risk management transactions, including interest rate swaps and the purchase and sale of interest rate caps and floors. These techniques are described in Appendix A. The Trust does not, however, presently intend to engage in such hedging and risk management transactions, and, if the Trust is offering its Shares, will not do so unless and until the Trust's prospectus is revised to reflect this change.

INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

    The Trust has retained the Investment Advisor to manage the Trust's assets, subject to the overall supervision by the Trust's Board of Trustees, including the placing of orders for the purchase and sale of portfolio securities, pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors (the "Advisory Agreement"). See "The Trust and Its Advisor" for a detailed description of the Advisory Agreement.

    The Investment Advisor obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to manage continuously the assets of the Trust in a manner consistent with its investment objective and policies. The Trust's Board of Trustees reviews the various services provided by the Investment Advisor to ensure that the

Trust's general investment policies and programs are being properly carried out. Under the terms of the Advisory Agreement, the Investment Advisor pays the salaries of all personnel, including officers of the Trust, who are employees of the Investment Advisor.

    Expenses not expressly assumed by the Investment Advisor under the Advisory Agreement will be paid by the Trust. The expenses borne by the Trust include, but are not limited to: charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Trust's Shares in this continuous offering under federal and state securities laws; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees or retired employees of the Investment Advisor or any corporate affiliate thereof; all expenses incident to any dividend or distribution program; charges and expenses of any outside service used for pricing of the Trust's investments; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Trust or of the Investment Advisor (not including compensation or expenses of attorneys who are employees of the Investment Advisor) and independent auditors; membership dues of industry associations; interest on Trust borrowings; fees and expenses incident to Trust borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

    As full compensation for the services furnished to the Trust, the Trust pays Morgan Stanley Investment Advisors pursuant to the Advisory Agreement, monthly compensation calculated daily at an annual rate of 0.90% of average daily net assets on assets of the Trust up to $500 million, at an annual rate of 0.85% of average daily net assets on assets of the Trust exceeding $500 million up to $1.5 billion, at an annual rate of 0.825% of average daily net assets on assets of the Trust exceeding $1.5 billion up to $2.5 billion, at an annual rate of 0.80% of average daily net assets on assets of the Trust exceeding $2.5 billion up to $3.0 billion and at an annual rate of 0.775% of average daily net assets on assets exceeding $3.0 billion. The sum of this fee and the administration fee is higher than that paid by most other investment companies. See "Administrator and Administration Agreement." For the fiscal years ended September 30, 1999, 2000 and 2001, the Trust accrued to Morgan Stanley Investment Advisors total compensation of $19,568,322, $22,919,576 and $22,951,578, respectively.

    The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Advisor is not liable to the Trust or any of its shareholders for any act or omission by the Investment Advisor or for any losses sustained by the Trust or its shareholders. The Advisory Agreement in no way restricts the Investment Advisor from acting as investment manager or advisor to others.

    The Advisory Agreement was initially approved by the Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 20, 1997. The Advisory Agreement is substantially identical to a prior investment advisory agreement which was initially approved by the Trustees on December 23, 1992 and by the Trust's shareholders on February 25, 1993 (the "Prior Advisory Agreement"). The Advisory Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Advisory Agreement may be terminated at any time, without penalty, on 30 days' notice by the Trustees of the Trust, by the holders of a majority, as defined in the Investment Company Act of 1940 ("1940 Act"), of the outstanding Shares of the Trust, or by the Investment Advisor. The Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act).

    Under its terms, the Advisory Agreement with Morgan Stanley Investment Advisors had an initial term ending April 30, 1999, and will continue from year to year thereafter, provided continuance of the Advisory Agreement is approved at least annually by the vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust, or by the Trustees of the Trust; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 26, 2001, the Trust's Board of Trustees, including all of the Independent Trustees, approved continuation of the Advisory Agreement until April 30, 2002.

ADMINISTRATOR AND ADMINISTRATION AGREEMENT
--------------------------------------------------------------------------------

    On December 31, 1993, Morgan Stanley Investment Advisors effected an internal reorganization pursuant to which certain administrative activities previously performed by Morgan Stanley Investment Advisors would instead be performed by Morgan Stanley Services, a wholly-owned subsidiary of Morgan Stanley Investment Advisors. Accordingly, the Administration Agreement between Morgan Stanley Investment Advisors and the Trust was terminated and a new Administration Agreement between the Administrator and the Trust was entered into. The foregoing internal reorganization did not result in any change of the management of the Trust's Administrator. The nature and scope of the administrative services being provided to the Trust or any of the fees being paid by the Trust under the new Administration Agreement are identical to those of the previous Agreement. The term "Administrator" refers to Morgan Stanley Investment Advisors prior to this reorganization and to Morgan Stanley Services after December 31, 1993. Morgan Stanley Distributors Inc. (the "Distributor" or "Morgan Stanley Distributors"), the Distributor of the Trust's shares, is an affiliate of Morgan Stanley Investment Advisors and Morgan Stanley Services and a wholly-owned subsidiary of Morgan Stanley.

    In an earlier internal reorganization which took place in January, 1993, investment company-related operations of Morgan Stanley DW Inc. ("Morgan Stanley DW") pursuant to which the administration activities that had been performed by Morgan Stanley DW's InterCapital Division were assumed by the then new company, Morgan Stanley Investment Advisors Inc., and the share distribution activities that had been performed by Morgan Stanley DW were assumed by a separate new company, Morgan Stanley Distributors. Morgan Stanley Investment Advisors refers to the InterCapital Division of Morgan Stanley DW prior to the internal reorganization and to Morgan Stanley Investment Advisors Inc. after the reorganization. This internal reorganization did not result in a change of management of the Administrator or Distributor.

    Under the terms of the Administration Agreement, the Administrator maintains certain of the Trust's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and bookkeeping and certain legal services as the Trust may reasonably require in the conduct of its business, including the preparation of proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Trust.

    As full compensation for the services and facilities furnished to the Trust and expenses of the Trust assumed by the Administrator, the Trust pays the Administrator monthly compensation calculated daily by applying the annual rate of 0.25% to the Trust's average daily net assets. The sum of this fee and the investment advisory fee is higher than that paid by most other investment companies. See "Investment Advisory Agreement." For the fiscal years ended September 30, 1999, 2000 and 2001, the Trust accrued to the Administrator total compensation of $5,740,526, $6,771,743 and $6,783,830, respectively.

    The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Trust or any of its shareholders for any act or omission by the Administrator or for any losses sustained by the Trust or its shareholders. The Administration Agreement in no way restricts the Administrator from acting as administrator or investment manager or advisor to others.

    The Administration Agreement was initially approved by the Trustees on April 17, 1996, in connection with the reincorporation of Morgan Stanley Services in the State of Delaware. The Administration Agreement is substantially identical to the prior administration agreement, initially approved by the Trustees on October 10, 1989, by the Investment Advisor as the sole shareholder on November 20, 1989 and by the Trust's shareholders at a Meeting of Shareholders on June 19, 1991 (the "Prior Administration Agreement"). At their meeting held on October 30, 1992, the Trustees of the Trust, including all the Trustees of the Trust who are not parties to the Administration Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), approved the assumption by Morgan Stanley Investment Advisors of Morgan Stanley DW's rights and duties under the Prior Administration Agreement, which assumption took place upon the reorganization described above. The Administration Agreement may be terminated at any time, without penalty, on thirty days notice by the Trustees of the Trust, by the holders of a majority, as defined in the 1940 Act, of the outstanding Shares of the Trust, or by the Administrator. The Administration Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act).

    Under its terms, the new Administration Agreement with Morgan Stanley Services had an initial term ending April 30, 1997, and provides that it will continue from year to year thereafter, provided continuance of the Administration Agreement is approved at least annually by the vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust, or by the Trustees of the Trust; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 26, 2001, the Trust's Board of Trustees, including all of the Independent Trustees, approved continuation of the Administration Agreement until April 30, 2002.

SHARE REPURCHASES AND TENDERS
--------------------------------------------------------------------------------

    The Board of Trustees of the Trust currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding Shares at the then current net asset value of the Shares. Although such tender offers, if undertaken and completed, will provide some liquidity for holders of the Shares, there can be no assurance that such tender offers will in fact be undertaken, completed or, if completed, that they will provide sufficient liquidity for all holders of Shares who may desire to sell such Shares. As such, investment in the Shares should be considered illiquid.

    Although the Board of Trustees believes that tender offers for the Shares generally would increase the liquidity of the Shares, the acquisition of Shares by the Trust will decrease the total assets of the Trust, and therefore, have the effect of increasing the Trust's expense ratio. Because of the nature of the Trust's investment objective and policies and the Trust's portfolio, the Investment Advisor anticipates potential difficulty in disposing of portfolio securities in order to consummate tender offers for the Shares. As a result, the Trust may be required to borrow money in order to finance repurchases and tenders. The Trust's Declaration of Trust authorizes the Trust to borrow money for such purposes.

    Even if a tender offer has been made, the Trustees' announced policy, which may be changed by the Trustees, is that the Trust cannot accept tenders if
(1) such transactions, if consummated, would (a) impair the Trust's status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust's taxable income to be taxed at the Trust level) or (b) result in a failure to comply with applicable asset coverage requirements or (2) there is, in the judgment of the Trustees, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust,
(b) suspension of or limitation on prices for trading securities generally on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Trust or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Trust or the holders of its Shares if Shares were repurchased. The Trustees may modify these conditions in light of experience.

    Any tender offer made by the Trust for its Shares will be at a price equal to the net asset value of the Shares determined at the close of business on the day the offer ends. During the pendency of any tender offer by the Trust, the Trust will establish procedures which will be specified in the tender offer documents to enable holders of Shares to ascertain readily such net asset value. Each offer will be made and holders of Shares notified in accordance with the requirements of the 1934 Act and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. If any tender offer, after consideration and approval by the Trustees, is undertaken by the Trust, the terms of such tender offer will set forth the maximum number of Shares (if less than all) that the Trust is willing to purchase pursuant to the tender offer. The Trust will purchase, subject to such maximum number of Shares tendered in accordance with the terms of the offer, all Shares tendered unless it determines to accept none of them. In the event that a number of Shares in excess of such maximum number of outstanding Shares are tendered in accordance with the Trust's tender offer, the Trust intends to purchase, on a pro rata basis, an amount of tendered Shares equal to such maximum number of the outstanding Shares or, alternatively, to extend the offering period and increase the number of Shares that the Trust is offering to purchase. The Trust will pay all costs and expenses associated with the making of any tender offer.

    During the fiscal year October 1, 2000 through September 30, 2001, the Trust completed four tender offers. The first tender offer commenced on November 15, 2000 and resulted in the tender of 11,498,739 Shares. The second tender offer commenced on February 14 , 2001 and resulted in the tender of 16,951,343 Shares. The third tender offer commenced on May 16, 2001 and resulted in the tender of 27,532,147.006 Shares. The fourth tender offer commenced on August 15, 2001 and resulted in the tender of 24,339,323.645 Shares.

    If the Trust must liquidate portfolio holdings in order to purchase Shares tendered, the Trust may realize gains and losses.

EARLY WITHDRAWAL CHARGE

    Any early withdrawal charge to defray distribution expenses will be charged in connection with Shares held for four years or less (calculated from the last day of the month in which the Shares were purchased) which are accepted by the Trust for repurchase pursuant to tender offers, except as noted below. The early withdrawal charge will be imposed on a number of Shares accepted for tender the value of which exceeds the aggregate value at the time the tender is accepted of
(a) all Shares in the account purchased more than four years prior to such acceptance, (b) all Shares in the account acquired through reinvestment of dividends and distributions, and (c) the increase, if any, of value of all other Shares in the account (namely those purchased within the four years preceding the acceptance) over the purchase price of such Shares. Accordingly, the early withdrawal charge is not imposed on Shares acquired through reinvestment of dividends and distributions or on any increases in the net asset value of Shares above the initial purchase price. The early withdrawal charge will be paid to the Investment Advisor. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of Shares. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                       EARLY WITHDRAWAL
YEAR OF REPURCHASE AFTER PURCHASE           CHARGE
---------------------------------           ------
First................................       3.0%
Second...............................       2.5%
Third................................       2.0%
Fourth...............................       1.0%
Fifth and following..................       0.0%

    The following example will illustrate the operation of the early withdrawal charge. Assume that an investor purchases $1,000 of the Trust's Shares for cash and that 21 months later the value of the account has grown through the reinvestment of dividends and capital appreciation to $1,200. The investor then may submit for repurchase pursuant to a tender offer up to $200 of Shares without incurring an early withdrawal charge. If the investor should submit for repurchase pursuant to a tender offer $500 of Shares, an early withdrawal charge would be imposed on $300 of the Shares submitted. The charge would be imposed at the rate of 2.5% because it is in the second year after the purchase was made, and the charge would be $7.50. For the fiscal years ended September 30, 1999, 2000 and 2001, Morgan Stanley Investment Advisors informed the Trust that it received approximately $2,651,000, $3,361,000 and $7,147,789, respectively, in withdrawal fees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

    The Trust continuously offers Shares through Morgan Stanley Distributors, which is acting as the distributor of the Shares, through certain broker-dealers, including Morgan Stanley DW, which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The Trust or the Distributor may suspend the continuous offering of the Shares to the general public at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time.

    Morgan Stanley Distributors serves as distributor of the Trust's shares pursuant to a Distribution Agreement initially approved by the Trustees on October 30, 1992. The Distribution Agreement had an initial term ending
April 30, 1994, and provides under its terms that it will continue from year to year thereafter if approved by the Board. At their meeting held on April 26, 2001, the Trustees, including all of the Independent Trustees, approved the continuation of the Distribution Agreement until April 30, 2002.

    Neither the Trust, the Distributor nor the Investment Advisor intends to make a secondary market in the Shares. Accordingly, there is not expected to be any secondary trading market in the Shares, and an investment in the Shares should be considered illiquid.


    The minimum investment in the Trust is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Prime Income Trust, directly to Morgan Stanley Trust, an affiliate of the Distributor (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Financial Advisor of Morgan Stanley DW or other Selected Broker-Dealer representative. Certificates for Shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.


    Shares of the Trust are sold through Morgan Stanley Distributors or a Selected Broker-Dealer on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor. Shares of the Trust purchased through the Distributor or a Selected Broker-Dealer are entitled to dividends beginning on the next business day following settlement date. Since the Distributor or a Selected Broker-Dealer forwards investors' funds on settlement date, they may benefit from the temporary use of the funds where payment is made prior thereto.

    The Shares are offered by the Trust at the then current net asset value per share next computed after the Distributor receives an order to purchase from an investor's dealer or directly from the investor. See "Determination of Net Asset Value in the Statement of Additional Information." The Investment Advisor compensates the Distributor at a rate of 2.75% of the purchase price of Shares purchased from the Trust. The Distributor may reallow to dealers 2.5% of the purchase price of Shares of the Trust purchased by such dealers. If such Shares remain outstanding after one year from the date of their initial purchase, the Investment Advisor currently intends to compensate the Distributor at an annual rate equal to 0.10% of the net asset value of the Shares sold and remaining outstanding. Such 0.10% fee will begin accruing after one year from the date of the initial purchase of the Shares. The compensation to the Distributor described above is paid by the Investment Advisor from its own assets, which may include profits from the advisory fee payable under the Advisory Agreement, as well as borrowed funds. An early withdrawal charge payable to the Investment Advisor of up to 3.0% of the original purchase price of the Shares will be imposed on most Shares held for four years or less that are accepted for repurchase pursuant to a tender offer by the Trust. See "Share Repurchases and Tenders." The compensation paid to the Distributor, including compensation paid in connection with the purchase of Shares from the Trust, the annual payments referred to above and the early withdrawal charge, if any, described above, will not in the aggregate exceed the applicable limit (currently 7.25% of shareholders' purchases of Shares of the Trust) as determined from time to time by the National Association of Securities Dealers, Inc.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

GENERAL

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, of $.01 par value ("Shares"). Share certificates will be issued to the holder of record of Shares upon request. Currently, Shares will be required to be held of record by the investor. The investor's broker may not be reflected as the record holder; however, arrangements for Shares to be held in "street name" may be implemented in the future.

    Shareholders are entitled to one vote for each Share held and to vote on matters submitted to meetings of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of at least a majority of its Shares represented in person or by proxy at a meeting at which a quorum is present or by written consent without a meeting. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. Shares have no preemptive or conversion rights and when issued are fully paid and non-assessable.

    The Trust's Declaration of Trust permits the Trustees to divide or combine the Shares into a greater or lesser number of Shares without thereby changing the proportionate beneficial interests in the Trust. Each Share represents an equal proportionate interest in the Trust with each other Share.

    The Trust may be terminated (i) by the affirmative vote of the holders of 66% of its outstanding Shares or (ii) by an instrument signed by a majority of the Trustees and consented to by the holders of two-thirds of the Trust's outstanding Shares. Upon termination of the Trust, the Trustees will wind up the affairs of the Trust, the Trust's business will be liquidated and the Trust's net assets will be distributed to the Trust's shareholders on a pro rata basis. If not so terminated, the Trust will continue indefinitely.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust documents include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the nature of the Trust's assets and operations, the possibility of the Trust being unable to meet its obligations is remote. Given the above limitations on shareholders' personal liability and the Trust's ability to meet its indemnification obligations, in the opinion of Massachusetts counsel to the Trust, the risk to Trust shareholders of personal liability is remote.

    The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust. Accordingly, the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

ANTI-TAKEOVER PROVISIONS

    The Trust presently has certain anti-takeover provisions in its Declaration of Trust which could have the effect of limiting the ability of other entities or persons to acquire control of the Trust, to cause it to engage in certain transactions or to modify its structure. A Trustee may be removed from office by a written instrument signed by at least two-thirds of the remaining trustees or by a vote of the holders of at least 66% of the Shares. In addition, the affirmative vote or consent of the holders of 66% of the Shares of the Trust (a greater vote than that required by the 1940 Act and greater than the required vote applicable to business corporations under state law) is required to authorize the conversion of the Trust from a closed-end to an open-end investment company, or generally to authorize any of the following transactions:

         (i) merger or consolidation of the Trust with or into any other corporation, association, trust or other organization;

        (ii) issuance of any securities of the Trust to any person or entity for cash;

        (iii) sale, lease or exchange of all or any substantial part of the assets of the Trust, to any entity or person (except assets having an aggregate fair market value of less than $1,000,000, aggregating similar transactions over a twelve-month period); or

        (iv) sale, lease or exchange to the Trust, in exchange for securities of the Trust, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000, aggregating similar transactions over a twelve-month period)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding shares of the Trust. However, such 66% vote or consent will not be required with respect to the foregoing transactions where the Board of Trustees under certain conditions approves the transaction, in which case, with respect to (i) and (iii) above, a majority shareholder vote or consent will be required, and, with respect to (ii) and (iv) above, a shareholder vote or consent would be required. Furthermore, any amendment to the provisions in the Declaration of Trust requiring a 66% shareholder vote or consent for the foregoing transactions similarly requires a 66% shareholder vote or consent.

    The foregoing provisions will make more difficult a change in the Trust's management, or consummation of the foregoing transactions without the Trustee's approval, and would, in the event a secondary market were to develop in the Shares, have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. However, the Board of Trustees has considered these anti-takeover provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Trust to negotiate with its management regarding the price to be paid and facilitating the continuity of the Trust's management. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

    It is the Trust's present policy, which may be changed by the Board of Trustees, to declare daily and pay monthly dividends to shareholders from net investment income of the Trust. Distributions to holders of Shares cannot be assured, and the amount of each monthly distribution is expected to vary. The Trust intends to distribute all of the Trust's net investment income on an annual basis. Net investment income of the Trust consists of all interest income and fee and other ordinary income earned by the Trust on its portfolio assets, less all expenses of the Trust. The Trust will distribute its capital gains (after offset for any available loss carryovers), if any, at least once per year, but it may make such distributions on a more frequent basis to comply with the distribution requirements of the Tax Reform Act of 1986, as amended, but in all events in a manner consistent with the 1940 Act.

    All dividends and capital gains distributions are reinvested automatically in full and fractional Shares at the net asset value per Share determined on the payable date of such dividend or distribution. A shareholder may, at any time, by written notification to the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash rather than reinvested, in which event payment will be mailed on or about the payment date.

TAX CONSEQUENCES
--------------------------------------------------------------------------------

    The Trust intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Trust will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Shareholders will normally have to pay federal income taxes, and any state and/or local income taxes on the distributions they receive from the Trust. Distributions of net investment income and short-term capital gains are taxable to the shareholders as ordinary income. Distributions of long-term capital gains, if any, are taxable to the shareholders as long-term capital gains. Tax issues relating to the Trust are not generally a consideration for shareholders such as tax-exempt entitites and tax-advantaged retirement vehicles such as an IRA or a 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    At the end of each calendar year, shareholders will receive a statement showing the taxable distributions paid to them in the preceding year. The statement provides information on their dividends and capital gains for tax purposes.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer of the Investment Advisor, is an officer and the General Counsel of the Trust.

CUSTODIAN, DIVIDEND DISBURSING AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 100 Church Street, New York, New York 10007, is the Trust's custodian and has custody of all securities and cash of the Trust. The custodian, among other things, attends to the collection of principal and income and payment for collection of proceeds of securities bought and sold by the Trust. Any of the Trust's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311, an affiliate of Morgan Stanley Investment Advisors, the Trust's Investment Advisor, the Administrator, and the Distributor, is the dividend disbursing and transfer agent of the Trust. Morgan Stanley Trust charges the Trust an annual per shareholder account fee and is reimbursed for its out-of-pocket expenses.


EXPERTS
--------------------------------------------------------------------------------

    The September 30, 2001 financial statements of the Trust, included in the STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference herein, have been so included in reliance upon the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

CODE OF ETHICS

    Directors, officers and employees of Morgan Stanley Investment Advisors, Morgan Stanley Services and Morgan Stanley Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sales within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within seven days before or after any transaction in any Morgan Stanley Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES

    All inquiries regarding the Trust should be directed to the Trust at the telephone number or address set forth on the front cover of this Prospectus.

    This PROSPECTUS does not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the Rules and Regulations of the SEC. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

LITIGATION

    On November 14, 2001, an alleged class action lawsuit was filed in the United States District Court for the Southern District of New York on behalf of certain investors in Morgan Stanley Prime Income Trust alleging that, during the period from November 1, 1998 through April 26, 2001, the Trust, its investment advisor and a related entity, its administrator, certain of its officers, and certain of its Trustees violated certain provisions of the Securities Act of 1933 and common law by allegedly misstating the Trust's net asset value in its prospectus, registration statement and financial reports. Each of the defendants believes the lawsuit to be without merit and intends to vigorously contest the action.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Trust and its Advisor...................................    4
Investment Objective and Investment Restrictions............    7
Trustees and Officers.......................................   10
Control Persons and Principal Holders of Securities.........   16
Portfolio Transactions......................................   17
Determination of Net Asset Value............................   18
Taxation....................................................   18
Description of Shares.......................................   20
Yield Information...........................................   22
Reports to Shareholders.....................................   22
Legal Counsel...............................................   22
Experts.....................................................   22
Additional Information......................................   23
Financial Statements........................................   24

                                                                      APPENDIX A

HEDGING TRANSACTIONS
--------------------------------------------------------------------------------

    INTEREST RATE AND OTHER HEDGING TRANSACTIONS. The Trust may in the future enter into various interest rate hedging and risk management transactions; however, it does not presently intend to engage in such transactions and will do so only after providing 30 days' written notice to shareholders. If in the future the Trust were to engage in such transactions, it expects to do so primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Trust owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Trust's portfolio. In addition, with respect to fixed-income securities in the Trust's portfolio or to the extent an active secondary market develops in interests in Senior Loans in which the Trust may invest, the Trust may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Trust will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Trust's portfolio or obligations incurred by the Trust. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Trust's portfolio securities. The Investment Advisor currently actively utilizes various hedging techniques in connection with its management of other fixed income portfolios and the Trust believes that the Investment Advisor possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Trust will incur brokerage and other costs in connection with its hedging transactions.

    The types of hedging transactions in which the Trust is most likely to engage are interest rate swaps and the purchase or sale of interest rate caps or floors. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. The purchase of an interest rate cap entitles the Purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which payment obligations are determined, although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

    In circumstances in which the Investment Advisor anticipates that interest rates will decline, the Trust might, for example, enter into an interest rate swap as the floating rate payor. In the case where the Trust purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Trust's counterparty would pay the Trust amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Trust would receive in respect of floating rate assets being hedged. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Trust would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the financial instruments being hedged.

    The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Investment Advisor's ability to predict correctly the direction and degree of movements in interest rates. Although the Trust believes that use of the hedging and risk management techniques described above will benefit the Trust, if the Investment Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Trust's overall performance would be worse than if it had not entered into any such transactions. For example, if the Trust had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Trust would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

    Any interest rate swaps entered into by the Trust would usually be done on a net basis, i.e., where the two parties make net payments with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as any such hedging transactions entered into by the Trust will be for good-faith risk management purposes, the Investment Advisor and the Trust believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its investment restrictions on borrowing. The net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid portfolio securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Trust's custodian.

    The Trust will not enter into interest rate swaps, caps or floors if on a net basis the aggregate notional principal amount with respect to such agreement exceeds the net assets of the Trust. Thus, the Trust may enter into interest rate swaps, caps or floors with respect to its entire portfolio.

    There is no limit on the amount of interest rate swap transactions that may be entered into by the Trust. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make. If the other party to an interest rate swap defaults, the Trust's risk of loss consists of the net amount of interest payments that the Trust contractually is entitled to receive. The creditworthiness of firms with which the Trust enters into interest rate swaps, caps or floors will be monitored on an ongoing basis by the Investment Advisor pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust. If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Trust's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps.

    The Trust is also authorized to enter into hedging transactions involving financial futures and options, but presently believes it is unlikely that it would enter into such transactions. The Trust may also invest in any new financial products which may be developed to the extent determined by the Board of Trustees to be consistent with its investment objective and otherwise in the best interests of the Trust and its shareholders. The Trust will engage in such transactions only to the extent permitted under applicable law and after providing 30 days' written notice to shareholders.

Morgan Stanley Prime Income Trust
c/o Morgan Stanley Trust
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311


TRUSTEES
---------------------------------------------

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
---------------------------------------------

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and
General Counsel

Sheila A. Finnerty
Vice President

Peter Gewirtz
Assistant Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
---------------------------------------------

The Bank of New York
100 Church Street
New York, New York 10007

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
---------------------------------------------


Morgan Stanley Trust
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS
---------------------------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISOR
---------------------------------------------

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
---------------------------------------------

Morgan Stanley Services Company Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
---------------------------------------------

Morgan Stanley Distributors Inc.
1221 Avenue of the Americas
New York, New York 10020

MORGAN STANLEY
PRIME INCOME TRUST

[PHOTO]


              PROSPECTUS -- DECEMBER 3, 2001

STATEMENT OF ADDITIONAL INFORMATION


DECEMBER 3, 2001

                                                           MORGAN STANLEY
                                                           PRIME INCOME
                                                           TRUST FUND

----------------------------------------------------------------------


    This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated December 3, 2001) for the Morgan Stanley Prime Income Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW at any of its branch offices.



Morgan Stanley Prime Income Trust
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

The Trust and its Advisor...................................    4
Investment Objective and Investment Restrictions............    7
Trustees and Officers.......................................   10
Control Persons and Principal Holders of Securities.........   16
Portfolio Transactions......................................   17
Determination of Net Asset Value............................   18
Taxation....................................................   18
Description of Shares.......................................   20
Yield Information...........................................   22
Reports to Shareholders.....................................   22
Legal Counsel...............................................   22
Experts.....................................................   22
Additional Information......................................   23
Financial Statements........................................   24

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York.

"FINANCIAL ADVISORS"--Morgan Stanley authorized financial services representatives.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"MORGAN STANLEY"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"MORGAN STANLEY DISTRIBUTORS"--Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"MORGAN STANLEY FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

"MORGAN STANLEY INVESTMENT ADVISORS"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


"MORGAN STANLEY TRUST"--Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


"TRUST"--Morgan Stanley Prime Income Trust, a registered closed-end investment company.

"TRUSTEES"--The Board of Trustees of the Fund.

THE TRUST AND ITS ADVISOR
--------------------------------------------------------------------------------

    Morgan Stanley Prime Income Trust (the "Trust") is a closed-end management investment company whose investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust will seek to achieve its objective through investment primarily in senior collateralized loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers"). No assurance can be given that the Trust will achieve its investment objective. The Trust is designed primarily for long-term investment and not as a trading vehicle.

    The Fund is a "non-diversified" fund and, as such, its investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the Senior Loans of an individual corporation. Thus, the Fund's assets may be concentrated in fewer loans than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree. The Fund's investments, however, are currently diversified and may remain diversified in the future.


    The Trust is a trust of a type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on August 17, 1989 under the name "Allstate Prime Income Trust." Effective March 1, 1993, the Trust Agreement was amended to change the name of the Trust to "Prime Income Trust." Such amendment was made upon the approval by the shareholders of an investment advisory agreement with Morgan Stanley Investment Advisors. On June 22, 1998, the Trustees of the Trust adopted an Amendment to the Trust's Declaration of Trust changing its name to "Morgan Stanley Dean Witter Prime Income Trust." On June 18, 2001, the Trustees of the Trust adopted an Amendment to the Trust's Declaration of Trust changing its name to "Morgan Stanley Prime Income Trust." The Trust commenced operations on November 30, 1989, following completion of a firm commitment initial underwriting for 10,921,751 Shares, with net proceeds to the Trust of $109,217,510. The Trust commenced the continuous offering of its shares on December 4, 1989. The Trust's principal office is located c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 and its telephone number is (800) 869-NEWS. The Trust is offering continuously its shares of beneficial interest, $.01 par value (the "Shares"). See "Purchase of Shares."


    An investment in Shares offers several benefits. The Trust offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of Senior Loans, a type of investment typically not available to individual investors. In managing such a portfolio, the Investment Advisor provides the Trust and its shareholders with professional credit analysis and portfolio diversification. The Trust also relieves the investor of burdensome administrative details involved in managing a portfolio of Senior Loans, even if they were available to individual investors. Such benefits are at least partially offset by the expenses involved in operating an investment company, which consist primarily of management and administrative fees and operational costs. See "Investment Advisory Agreement" and "Administrator and Administration Agreement."

    On February 21, 1997 the Trust's Trustees approved a new investment advisory agreement (the "Advisory Agreement") with Morgan Stanley Investment Advisors in connection with the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. (the "Merger"). The Trust's shareholders voted to approve the Advisory Agreement with Morgan Stanley Investment Advisors at a Special Meeting of Shareholders held on May 20, 1997. The Advisory Agreement took effect on
May 31, 1997 upon the consummation of the Merger. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The Advisory Agreement is substantially identical to a prior investment advisory agreement which was initially approved by the Trust's Trustees on December 23, 1992 and by the Trust's shareholders on February 25, 1993, entered into with Morgan Stanley Investment Advisors as a consequence of the withdrawal of Allstate Investment Management Company from its investment company advisory activities and its concomitant resignation as the Trust's Investment Advisor.

    Morgan Stanley Investment Advisors and its wholly-owned subsidiary, Morgan Stanley Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 97 investment companies, 21 of which are listed on the New York Stock Exchange, with combined assets of approximately $135 billion at November 30, 2001.


    The Trust is managed within Morgan Stanley Investment Advisors' Taxable Fixed-Income Group. Rajesh K. Gupta, Senior Vice President, Director of the Taxable Fixed-Income Group and Chief Administrative Officer of Investments of Morgan Stanley Investment Advisors, Sheila A. Finnerty, Executive Director of Morgan Stanley Investment Advisors, and Peter Gewirtz, Vice President of Morgan Stanley Investment Advisors, have been the primary portfolio managers primarily responsible for the management of the Trust's portfolio since February, 1998. Messrs. Gupta and Gewirtz and Ms. Finnerty have been portfolio managers with Morgan Stanley Investment Advisors for over five years.

    Morgan Stanley Investment Advisors is the investment manager or investment advisor of the following investment companies, which are collectively referred to as the "Morgan Stanley Funds":

OPEN-END FUNDS
  1  Active Assets California Tax-Free Trust
  2  Active Assets Government Securities Trust
  3  Active Assets Institutional Money Trust
  4  Active Assets Money Trust
  5  Active Assets Premier Money Trust
  6  Active Assets Tax-Free Trust
  7  Morgan Stanley 21st Century Trend Fund
  8  Morgan Stanley All Star Growth Fund
  9  Morgan Stanley American Opportunities Fund
 10  Morgan Stanley Aggressive Equity Fund
 11  Morgan Stanley Balanced Growth Fund
 12  Morgan Stanley Balanced Income Fund
 13  Morgan Stanley California Tax-Free Daily Income Trust
 14  Morgan Stanley California Tax-Free Income Fund
 15  Morgan Stanley Capital Growth Securities
 16  Morgan Stanley Competitive Edge Fund, "BEST IDEAS" Portfolio
 17  Morgan Stanley Convertible Securities Trust
 18  Morgan Stanley Developing Growth Securities Trust
 19  Morgan Stanley Diversified Income Trust
 20  Morgan Stanley Dividend Growth Securities Inc.
 21  Morgan Stanley Equity Fund
 22  Morgan Stanley European Growth Fund Inc.
 23  Morgan Stanley Federal Securities Trust
 24  Morgan Stanley Financial Services Trust
 25  Morgan Stanley Fund of Funds
 26  Morgan Stanley Global Dividend Growth Securities
 27  Morgan Stanley Global Utilities Fund
 28  Morgan Stanley Growth Fund
 29  Morgan Stanley Hawaii Municipal Trust
 30  Morgan Stanley Health Sciences Trust
 31  Morgan Stanley High Yield Securities Inc.
 32  Morgan Stanley Income Builder Fund
 33  Morgan Stanley Information Fund
 34  Morgan Stanley Intermediate Income Securities
 35  Morgan Stanley International Fund

 36  Morgan Stanley International Value Equity Fund
 37  Morgan Stanley International SmallCap Fund
 38  Morgan Stanley Japan Fund
 39  Morgan Stanley KLD Social Index Fund
 40  Morgan Stanley Latin American Growth Fund
 41  Morgan Stanley Limited Term Municipal Trust
 42  Morgan Stanley Liquid Asset Fund Inc.
 43  Morgan Stanley Market Leader Trust
 44  Morgan Stanley Mid-Cap Equity Trust
 45  Morgan Stanley Mid-Cap Value Fund
 46  Morgan Stanley Multi-State Municipal Series Trust
 47  Morgan Stanley Natural Resource Development Securities Inc.
 48  Morgan Stanley Nasdaq-100 Index Fund
 49  Morgan Stanley New Discoveries Fund
 50  Morgan Stanley New York Municipal Money Market Trust
 51  Morgan Stanley New York Tax-Free Income Fund
 52  Morgan Stanley Next Generation Trust
 53  Morgan Stanley North American Government Income Trust
 54  Morgan Stanley Pacific Growth Fund Inc.
 55  Morgan Stanley Real Estate Fund
 56  Morgan Stanley S&P 500 Index Fund
 57  Morgan Stanley S&P 500 Select Fund
 58  Morgan Stanley Select Dimensions Investment Series
 59  Morgan Stanley Select Municipal Reinvestment Fund
 60  Morgan Stanley Short-Term Bond Fund
 61  Morgan Stanley Short-Term U.S. Treasury Trust
 62  Morgan Stanley SmallCap Growth Fund
 63  Morgan Stanley Special Value Fund
 64  Morgan Stanley Strategist Fund
 65  Morgan Stanley Tax-Exempt Securities Trust
 66  Morgan Stanley Tax-Free Daily Income Trust
 67  Morgan Stanley Tax-Managed Growth Fund
 68  Morgan Stanley Technology Fund
 69  Morgan Stanley Total Market Index Fund
 70  Morgan Stanley Total Return Trust
 71  Morgan Stanley U.S. Government Money Market Trust
 72  Morgan Stanley U.S. Government Securities Trust
 73  Morgan Stanley Utilities Fund
 74  Morgan Stanley Value-Added Market Series
 75  Morgan Stanley Value Fund
 76  Morgan Stanley Variable Investment Series


CLOSED-END FUNDS
  1  Morgan Stanley California Insured Municipal Income Trust
  2  Morgan Stanley California Quality Municipal Securities
  3  Morgan Stanley Government Income Trust
  4  Morgan Stanley High Income Advantage Trust
  5  Morgan Stanley High Income Advantage Trust II
  6  Morgan Stanley High Income Advantage Trust III
  7  Morgan Stanley Income Securities Inc.
  8  Morgan Stanley Insured California Municipal Securities

  9  Morgan Stanley Insured Municipal Bond Trust
 10  Morgan Stanley Insured Municipal Income Trust
 11  Morgan Stanley Insured Municipal Securities
 12  Morgan Stanley Insured Municipal Trust
 13  Morgan Stanley Municipal Income Opportunities Trust
 14  Morgan Stanley Municipal Income Opportunities Trust II
 15  Morgan Stanley Municipal Income Opportunities Trust III
 16  Morgan Stanley Municipal Premium Income Trust
 17  Morgan Stanley New York Quality Municipal Securities
 18  Morgan Stanley Prime Income Trust
 19  Morgan Stanley Quality Municipal Income Trust
 20  Morgan Stanley Quality Municipal Investment Trust
 21  Morgan Stanley Quality Municipal Securities


    In addition, Morgan Stanley Services, a wholly-owned subsidiary of Morgan Stanley Investment Advisors, serves as manager for the following investment companies for which TCW Investment Management, Inc. is the investment advisor (the "TCW/DW Term Trusts"):

CLOSED-END FUNDS
  1  TCW/DW Term Trust 2002
  2  TCW/DW Term Trust 2003

    Morgan Stanley Investment Advisors also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company and;
(ii) sub-administrator of Templeton Global Governments Income Trust, a closed-end investment company.

INVESTMENT OBJECTIVE AND INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The Trust seeks to provide a high level of current income consistent with the preservation of capital. The Trust will seek to achieve its investment objective through investment primarily in senior collateralized loans to corporations, partnerships and other entities.

    The investment restrictions listed below have been adopted by the Trust as fundamental policies, which may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Trust. All other investment policies or practices, other than the Trust's investment policy with respect to Senior Loans, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. All percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total or net assets does not require elimination of any security from the portfolio.

    The Trust may not:

     1. Invest more than 25% of the Trust's total assets in the securities of any one issuer or, with respect to 50% of the Trust's total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Trust's total assets would then be invested in securities of a single issuer or if as a result the Trust would hold more than 10% of the outstanding voting securities of any single issuer. For purposes of this restriction and restriction number two, the Trust will consider a Borrower to be the issuer of a Participation and, with respect to Participations under which the Trust does not have privity with the Borrower or would not have a direct cause of action against the Borrower in the event of its failure to pay scheduled principal or interest, the Trust will also separately meet the requirements contained in this investment restriction and consider each person interpositioned between the Borrower and the Trust to be an issuer of the Participation.

     2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry (the electric, gas, water and telephone utility industries will be treated as separate industries for purposes of this restriction); provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that the Trust will (once at least 80% of the Trust's assets are invested in Senior Loans) invest more than 25% and may invest up to 100% of its total assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. (See restriction number one for the definition of issuer for purposes of this restriction.)

     3. Invest in common stock, except that the Trust may acquire warrants or other equity securities incidental to the purchase of an interest in a Senior Loan.

     4. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or any officer or director of the Investment Advisor or Morgan Stanley DW owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     5. Purchase or sell real estate or interests therein, commodities or commodity contracts except pursuant to the exercise by the Trust of its rights under Loan Agreements, except to the extent the interest in Senior Loans the Trust may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Trust may invest in are considered to be commodities or commodities contracts.

     6. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except pursuant to the exercise by the Trust of its rights under Loan Agreements. In addition, the Trust may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

     7. Write, purchase or sell puts, calls or combinations thereof, except for options on futures contracts or options on debt securities.

     8. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commissions, is involved and only if immediately thereafter not more than: (a) 5% of the Trust's total assets would be invested in any one such company and (b) 10% of the Trust's total assets would be invested in such securities. The Trust will rely on representations of Borrowers in Loan Agreements in determining whether such Borrowers are investment companies.

     9. Borrow money, except that the Trust may borrow from a bank for temporary or emergency purposes or for the repurchase of Shares, provided that immediately after such borrowing the amount borrowed does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities which are outstanding at the time).

    10. Pledge, mortgage or hypothecate its assets or assign or otherwise encumber them, except to secure borrowings effected within the limitations set forth in Restriction 9 (and then only to the extent of 33 1/3% of the value of the Trust's total assets) and except pursuant to reverse repurchase agreements as provided in this Prospectus. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

    11. Issue senior securities, as defined in the 1940 Act, except insofar as the Trust may be deemed to have issued a senior security by reason of:
(a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) entering into the hedging transactions described in this prospectus, including Appendix A; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

    12. Make loans of money or securities, except: (a) by acquiring interests in Senior Loans and making other permitted investments in accordance with its investment objective; (b) by entering into repurchase agreements (provided that no more than 10% of the Trust's total assets will be invested in repurchase agreements that do not mature within seven days) or reverse repurchase agreements; and (c) by lending its portfolio securities (provided that the Trust may not lend its portfolio securities in excess of 25% of its total assets).

    13. Make short sales of securities.

    14. Purchase securities on margin. Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of such transactions is considered the purchase of a security on margin.

    15. Engage in the underwriting of securities, except to the extent the Trust may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Trust.

    16. Make investments for the purpose of exercising control or management of any other issuer, except to the extent that exercise by the Trust of its rights under Loan Agreements would be deemed to constitute such control or participation.

    The Trust generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Trust's investment objective. For example, the Trust may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Trust considers it advantageous to purchase or sell securities. The Trust anticipates that the annual portfolio turnover rate of the Trust will be less than 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Trust and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to continue to qualify as a regulated investment company for federal income tax purposes, less than 30% of the annual gross income of the Trust must be derived from the sale of securities held by the Trust for less than three months. See "Taxation." The Trust's portfolio turnover rate for the fiscal year ended September 30, 2001 was 29%.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    The Trustees and Executive Officers of the Trust and their principal occupations for at least the last five years and their affiliations, if any, with Morgan Stanley Investment Advisors and with the Morgan Stanley Funds (there were 97 such funds as of the calendar year ended December 31, 2000), are shown below.


     NAME, AGE, POSITION WITH THE TRUST
                 AND ADDRESS                   PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  ---------------------------------------------
Michael Bozic (60) ..........................  Retired; Director or Trustee of the Morgan
Trustee                                        Stanley Funds; formerly Vice Chairman of
c/o Mayer, Brown & Platt                       Kmart Corporation (December 1998-October
Counsel to the Independent Trustees            2000), Chairman and Chief Executive Officer
1675 Broadway                                  of Levitz Furniture Corporation (November
New York, New York                             1995-November 1998) and President and Chief
                                               Executive Officer of Hills Department Stores
                                               (May 1991-July 1995); formerly variously
                                               Chairman, Chief Executive Officer, President
                                               and Chief Operating Officer (1987-1991) of
                                               the Sears Merchandise Group of Sears, Roebuck
                                               and Co.; Director of Weirton Steel
                                               Corporation.

Charles A. Fiumefreddo* (68) ................  Chairman, Director or Trustee and Chief
Chairman of the Board,                         Executive Officer of the Morgan Stanley
Chief Executive Officer and Trustee            Funds; formerly Chairman, Chief Executive
c/o Morgan Stanley Trust                       Officer and Director of Morgan Stanley
Harborside Financial Center, Plaza Two         Investment Advisors, Morgan Stanley
Jersey City, New Jersey                        Distributors Inc. ("Morgan Stanley
                                               Distributors") and Morgan Stanley Services,
                                               Executive Vice President and Director of
                                               Morgan Stanley DW Inc. ("Morgan Stanley DW"),
                                               Chairman and Director of Morgan Stanley Trust
                                               ("Morgan Stanley Trust"), and Director and/or
                                               officer of various Morgan Stanley
                                               subsidiaries (until June 1998).

Edwin J. Garn (69) ..........................  Director or Trustee of the Morgan Stanley
Trustee                                        Funds; formerly United States Senator
c/o Summit Ventures LLC                        (R-Utah) (1974-1992) and Chairman, Senate
1 Utah Center                                  Banking Committee (1980-1986); formerly Mayor
201 S. Main Street                             of Salt Lake City, Utah (1971-1974); formerly
Salt Lake City, Utah                           Astronaut, Space Shuttle Discovery (April
                                               12-19, 1985); formerly Vice Chairman,
                                               Huntsman Corporation (chemical company)
                                               (1993-1999); Director of Franklin Covey (time
                                               management systems), BMW Bank of North
                                               America, Inc. (industrial loan corporation),
                                               United Space Alliance (joint venture between
                                               Lockheed Martin and the Boeing Company) and
                                               Nuskin Asia Pacific (multilevel marketing);
                                               member of the Utah Regional Advisory Board of
                                               Pacific Corp.; Member of the board of various
                                               civic and charitable organizations.

     NAME, AGE, POSITION WITH THE TRUST
                 AND ADDRESS                   PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  ---------------------------------------------
Wayne E. Hedien (67) ........................  Retired; Director or Trustee of the Morgan
Trustee                                        Stanley Funds; Director of the PMI Group,
c/o Mayer, Brown & Platt                       Inc. (private mortgage insurance); Trustee
Counsel to the Independent Trustees            and Vice Chairman of the Field Museum of
1675 Broadway                                  Natural History; formerly associated with the
New York, New York                             Allstate Companies (1966-1994), most recently
                                               as Chairman of the Allstate Corporation
                                               (March 1993-December 1994) and Chairman and
                                               Chief Executive Officer of its wholly-owned
                                               subsidiary, Allstate Insurance Company (July
                                               1989-December 1994); director of various
                                               other business and charitable organizations.

James F. Higgins* (53) ......................  Chairman of the Individual Group of Morgan
Trustee                                        Stanley (since August 2000); Director of the
c/o Morgan Stanley Trust                       Transfer Agent, the Distributor and Dean
Harborside Financial Center, Plaza Two         Witter Realty Inc.; Director or Trustee of
Jersey City, New Jersey                        the Morgan Stanley Funds (since June 2000);
                                               previously President and Chief Operating
                                               Officer of the Private Client Group of Morgan
                                               Stanley (May 1999-August 2000), President and
                                               Chief Operating Officer of Individual
                                               Securities of Morgan Stanley (February
                                               1997-May 1999), President and Chief Operating
                                               Officer of Dean Witter Securities of Morgan
                                               Stanley (1995-February 1997) and Director
                                               (1985-1997) of Morgan Stanley DW.

Dr. Manuel H. Johnson (52) ..................  Senior Partner, Johnson Smick International,
Trustee                                        Inc., a consulting firm; Co-Chairman and a
c/o Johnson Smick International, Inc.          founder of the Group of Seven Council (G7C),
1133 Connecticut Avenue, N.W.                  an international economic commission;
Washington, D.C.                               Chairman of the Audit Committee and Director
                                               or Trustee of the Morgan Stanley Funds;
                                               Director of NVR, Inc. (home construction);
                                               Chairman and Trustee of the Financial
                                               Accounting Foundation (oversight organization
                                               of the Financial Accounting Standards Board);
                                               formerly Vice Chairman of the Board of
                                               Governors of the Federal Reserve System and
                                               Assistant Secretary of the U.S. Treasury.

Michael E. Nugent (65) ......................  General Partner, Triumph Capital, L.P., a
Trustee                                        private investment partnership; Chairman of
c/o Triumph Capital, L.P.                      the Insurance Committee and Director or
237 Park Avenue                                Trustee of the Morgan Stanley Funds;
New York, New York                             director/trustee of various investment
                                               companies managed by Morgan Stanley
                                               Investment Management Inc. and Morgan Stanley
                                               Investments LP (since July 2001); formerly
                                               Vice President, Bankers Trust Company and BT
                                               Capital Corporation; director of various
                                               business organizations.

     NAME, AGE, POSITION WITH THE TRUST
                 AND ADDRESS                   PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  ---------------------------------------------
Philip J. Purcell* (58) .....................  Chairman of the Board of Directors and Chief
Trustee                                        Executive Officer of Morgan Stanley, Morgan
1585 Broadway                                  Stanley DW and Novus Credit Services Inc.;
New York, New York                             Director of Morgan Stanley Distributors;
                                               Director or Trustee of the Morgan Stanley
                                               Funds; Director of American Airlines, Inc.
                                               and its parent company, AMR Corporation;
                                               Director and/or officer of various Morgan
                                               Stanley subsidiaries.

John L. Schroeder (71) ......................  Retired; Chairman of the Derivatives
Trustee                                        Committee and Director or Trustee of the
c/o Mayer, Brown & Platt                       Morgan Stanley Funds; Director of Citizens
Counsel to the Independent Trustees            Communications Company (telecommunications
1675 Broadway                                  company); formerly, Executive Vice President
New York, New York                             and Chief Investment Officer of the Home
                                               Insurance Company.

Mitchell M. Merin (48) ......................  President and Chief Operating Officer of
President                                      Morgan Stanley Investment Management (since
1221 Avenue of the Americas                    December 1998); President and Director (since
New York, New York                             April 1997) and Chief Executive Officer
                                               (since June 1998) of the Investment Manager
                                               and Morgan Stanley Services Company;
                                               Chairman, Chief Executive Officer and
                                               Director of the Distributor (since June
                                               1998); Chairman and Chief Executive Officer
                                               (since June 1998) and Director (since January
                                               1998) of Morgan Stanley Trust; Director of
                                               various Morgan Stanley subsidiaries;
                                               President of the Morgan Stanley Funds (since
                                               May 1999); Trustee of various Van Kampen
                                               investment companies (since December 1999);
                                               previously Chief Strategic Officer of the
                                               Investment Manager and Morgan Stanley
                                               Services and Executive Vice President of the
                                               Distributor (April 1997-June 1998), Vice
                                               President of the Morgan Stanley Funds (May
                                               1997-April 1999), and Executive Vice
                                               President of Dean Witter, Discover & Co.

Barry Fink (46) .............................  General Counsel (since May 2000) and Managing
Vice President, Secretary and General Counsel  Director (since December 2000) of Morgan
1221 Avenue of the Americas                    Stanley Investment Management; Managing
New York, New York                             Director (since December 2000) and Secretary
                                               and General Counsel (since February 1997) and
                                               Director (since July 1998) of the Investment
                                               Manager and Morgan Stanley Services; Vice
                                               President, Secretary and General Counsel of
                                               the Morgan Stanley Funds (since February
                                               1997); Vice President and Secretary of the
                                               Distributor; previously, Senior Vice
                                               President (March 1997-December 1999), First
                                               Vice President, Assistant Secretary and
                                               Assistant General Counsel of the Investment
                                               Manager and Morgan Stanley Services.

     NAME, AGE, POSITION WITH THE TRUST
                 AND ADDRESS                   PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  ---------------------------------------------
Rajesh K. Gupta (41) ........................  Managing Director of Morgan Stanley
Vice President                                 Investment Advisors and Chief Administrative
1221 Avenue of the Americas                    Officer of Investments of Morgan Stanley
New York, New York                             Investment Advisors; Vice President of
                                               various Morgan Stanley Funds.

Sheila A. Finnerty (36) .....................  Executive Director of Morgan Stanley
Vice President                                 Investment Advisors (since December 1999);
1221 Avenue of the Americas                    previously Vice President (May 1998-December
New York, New York                             1999) and Assistant Vice President (May
                                               1995-May 1998) with Morgan Stanley Investment
                                               Advisors.

Peter Gewirtz (36) ..........................  Vice President of Morgan Stanley Investment
Assistant Vice President                       Advisors (since December 1999); previously
1221 Avenue of the Americas                    Assistant Vice President (May 1998-December
New York, New York                             1999) and Senior Research Analyst (October
                                               1996-May 1998) with Morgan Stanley Investment
                                               Advisors.

Thomas F. Caloia (55) .......................  First Vice President and Assistant Treasurer
Treasurer                                      of Morgan Stanley Investment Advisors, Morgan
c/o Morgan Stanley Dean Witter Trust FSB       Stanley Distributors and Morgan Stanley
Harborside Financial Center, Plaza Two         Services; Treasurer of the Morgan Stanley
Jersey City, New Jersey                        Funds.

------------------------
* Denotes Trustees who are "interested persons" of the Trust, as defined in the 1940 Act.

    RONALD E. ROBISON, Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, ROBERT S. GIAMBRONE, Executive Director of Morgan Stanley Investment Advisors, Morgan Stanley Services, Morgan Stanley Distributors and Morgan Stanley Trust and Director of Morgan Stanley Trust, and JOSEPH J. MCALINDEN, Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors and Director of Morgan Stanley Trust, are Vice Presidents of the Fund.

    In addition, A. THOMAS SMITH III, a Managing Director and General Counsel of the Morgan Stanley Investment Advisors and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Trust, and LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of Morgan Stanley Investment Advisors and Morgan Stanley Services, MARILYN K. CRANNEY and TODD LEBO, First Vice Presidents and Assistant General Counsels of Morgan Stanley Investment Advisors and Morgan Stanley Services, and NATASHA KASSIAN and GEORGE SILFEN, Vice Presidents and Assistant General Counsels of Morgan Stanley Investment Advisors and Morgan Stanley Services, are Assistant Secretaries of the Trust.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


    The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 97 Morgan Stanley Funds, comprised of 129 portfolios. As of November 30, 2001, the Morgan Stanley Funds had total net assets of approximately $135 billion and more than six million shareholders.

    Six Trustees (67% of the total number) have no affiliation or business connection with Morgan Stanley Investment Advisors or any of its affiliated persons and do not own any stock or other securities issued by Morgan Stanley Investment Advisors' parent company, Morgan Stanley. These are the "disinterested" or "independent" Trustees.

    Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time.

    All of the Independent Trustees serve as members of the Audit Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Derivatives Committee and the Insurance Committee. During the calendar year ended December 31, 2000, the Audit Committee, the Derivatives Committee, the Insurance Committee and the independent directors/trustees held a combined total of 26 meetings.

    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent directors/trustees vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; and reviewing the adequacy of the Trust's system of internal controls.

    The board of each fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Trust with respect to derivative investments, if any, made by the Trust.

    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS

    The independent directors/trustees and the funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/trustees of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.

TRUSTEE AND OFFICER INDEMNIFICATION.

    The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Trust. The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Trust for their services as Trustee.

    The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended September 30, 2001.

                               TRUST COMPENSATION

                                                               AGGREGATE
                                                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                  FROM THE TRUST
---------------------------                                  --------------
Michael Bozic...............................................   $1,550
Edwin J. Garn...............................................    1,550
Wayne E. Hedien.............................................    1,550
Dr. Manuel H. Johnson.......................................    2,300
Michael E. Nugent...........................................    2,050
John L. Schroeder...........................................    2,050

    The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Funds that were in operation at December 31, 2000.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS

                                                                 TOTAL CASH
                                                              COMPENSATION FOR
                                                               SERVICES TO 97
                                                               MORGAN STANLEY
NAME OF INDEPENDENT TRUSTEE                                        FUNDS
---------------------------                                   ----------------
Michael Bozic...............................................      $146,917
Edwin J. Garn...............................................       151,717
Wayne E. Hedien.............................................       151,567
Dr. Manuel H. Johnson.......................................       223,655
Michael E. Nugent...........................................       199,759
John L. Schroeder...........................................       194,809

    As of the date of this PROSPECTUS, 53 of the Morgan Stanley Funds, including the Trust, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the Fund for the fiscal year ended
September 30, 2001 and by the 53 Morgan Stanley Funds (including the Fund) for the year ended December 31, 2000, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Trust as of September 30, 2000 and from the 53 Morgan Stanley Funds as of December 31, 2000.

        RETIREMENT BENEFITS FROM THE TRUST AND ALL MORGAN STANLEY FUNDS

                                  FOR ALL ADOPTING FUNDS
                               -----------------------------   RETIREMENT BENEFITS    ESTIMATED ANNUAL
                                 ESTIMATED                         ACCRUED AS             BENEFITS
                                 CREDITED                           EXPENSES         UPON RETIREMENT(2)
                                   YEARS         ESTIMATED     -------------------   -------------------
                               OF SERVICE AT   PERCENTAGE OF               BY ALL      FROM     FROM ALL
                                RETIREMENT       ELIGIBLE       BY THE    ADOPTING     THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)    COMPENSATION     TRUST      FUNDS      TRUST      FUNDS
---------------------------    -------------   -------------   --------   --------   --------   --------
Michael Bozic................        10           60.44%        $  369    $20,001     $  937    $52,885
Edwin J. Garn................        10           60.44            537     29,348        938     52,817
Wayne E. Hedien..............         9           51.37            702     37,886        796     44,952
Dr. Manuel H. Johnson........        10           60.44            381     21,187      1,390     77,817
Michael E. Nugent............        10           60.44            641     36,202      1,239     69,506
John L. Schroeder............         8           50.37          1,197     65,337        969     53,677

------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


    No persons owned 5% or more of the Shares of the Fund as of November 30, 2001.


    As of the date of this PROSPECTUS, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

    Subject to the general supervision of the Board of Trustees, the Investment Advisor is responsible for decisions to buy and sell interests in Senior Loans and other securities and effect hedging transactions for the Trust, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. With respect to interests in Senior Loans, the Trust generally will engage in privately negotiated transactions for their purchase or sale in which the Investment Advisor will negotiate on behalf of the Trust. The Trust may be required to pay fees, or forgo a portion of interest and any fees payable to the Trust, to the Selling Participant or the entity selling an Assignment to the Trust. The Investment Advisor will determine the Lenders and Selling Participants from whom the Trust will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. The secondary market for interests in Senior Loans is relatively illiquid. Although the Trust intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, such illiquidity may restrict the ability of the Investment Advisor to locate in a timely manner persons willing to purchase the Trust's interests in Senior Loans at a fair price should the Trust desire to sell such interests. See "Investment Objective and Policies."

    With respect to portfolio securities other than Senior Loans, the Trust expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Such securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer. The Trust also expects that securities will be purchased at times in underwritten offerings, where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended September 30, 1999, 2000 and 2001 the Trust did not pay any brokerage commissions.

    The policy of the Trust regarding purchases and sales of Senior Loans and securities and futures contracts for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Trust's policies, the Investment Advisor will effect transactions with those banks, brokers and dealers which the Investment Advisor believes provide the most favorable prices and who are capable of providing efficient executions. If the Investment Advisor believes such price and execution are obtainable from more than one bank, broker or dealer, it may give consideration to placing portfolio transactions with those banks, brokers and dealers who also furnish research and other services to the Trust or the Investment Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Advisor from banks, brokers and dealers may be of benefit to the Investment Advisor and its affiliates in the management of other accounts and may not in all cases benefit the Trust directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Advisor and thus reduce its expenses, it is of indeterminable value and the advisory fee paid to the Investment Advisor is not reduced by any amount that may be attributable to the value of such services.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. Incorporated and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    The net asset value per share of the Trust's Shares is determined by calculating the total value of the Trust's assets, deducting its total liabilities, and dividing the result by the number of Shares outstanding. The net asset value will be computed as of 4:00 p.m. Eastern time on each business day on which the New York Stock Exchange is open for trading (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). The Trust reserves the right to calculate the net asset value more frequently if deemed desirable.

    Senior Loans are valued based on quotations received from an independent pricing service. Senior Loans for which quotations are unavailable are valued based on prices received from an independent pricing service that are calculated pursuant to a derived pricing methodology. The derived pricing methodology calculates a price for a Senior Loan by incorporating certain market information, including a Senior Loan's credit rating and interest rate, and comparing such information to Senior Loans in similar industries for which market information is available. All other Senior Loans are valued at their fair value in accordance with procedures established in good faith by the Board of Trustees of the Trust.

TAXATION
--------------------------------------------------------------------------------

    Because the Trust intends to distribute all of its net investment income and capital gains to shareholders and intends to otherwise comply with all the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"), it is not expected that the Trust will be required to pay any federal income tax on such income and capital gains. If, however, any such capital gains are retained, the Trust will pay federal income tax (and possibly an excise tax) thereon. In such a case, the Trust may make an election pursuant to which shareholders would have to include such retained gains in their income but would be able to claim their share of the tax paid by the Trust as a credit against their individual federal income tax.

    Shareholders will normally have to pay federal income taxes, and any state and/or local income taxes, on the dividends and distributions they receive from the Trust. Such dividends and other distributions derived from net investment income or short-term capital gains are taxable to the shareholders as ordinary income regardless of whether the shareholder receives such distributions in additional Shares or in cash. It is not expected that any portion of such dividends and distributions will be eligible for the corporate dividends received deduction.

    Distributions of long-term capital gains, if any, are taxable to the shareholders as long-term capital gains regardless of how long a shareholder has held the Trust's shares and regardless of whether the distribution is received in additional Shares or in cash. The maximum tax rate on long-term capital gains realized by non-corporate Shareholders is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Trust purchased after December 31, 2000, and held for more than five years. Capital gains distributions are not eligible for the dividends-received deduction.

    A holder of Shares who either sells his or her Shares or, pursuant to a tender offer, tenders all Shares owned by such shareholder and any Shares considered owned by such shareholder under attribution rules contained in the Code will realize a taxable gain or loss depending upon such shareholder's basis in the Shares. Such gain or loss will generally be treated as capital gain or loss and will be long-term capital gain or loss if the Shares are held for more than one year. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased Shares after December 31, 2000, and held such Shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Shares as being sold and re-acquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any net long-term capital gain distribution with respect to such Shares during the six-month period.

    If a tendering holder of Shares tenders less than all Shares owned by or attributed to such shareholder, and if the distribution to such shareholder does not otherwise qualify as a payment in exchange for stock, the proceeds received will be treated as a taxable dividend, return of capital or capital gain depending on the Trust's earnings and profits and the shareholder's basis in the tendered Shares. Also, if some tendering holders of Shares receive taxable dividends, there is a risk that non-tendering holders of Shares may be deemed to have received a distribution which may be a taxable dividend in whole or in part.

    The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end basis, plus certain undistributed amounts from previous years. The Trust anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax. If the Trust pays a dividend in January which was declared in the previous calendar quarter to shareholders of record on a date in such calendar quarter, then such dividend or distribution will be treated for tax purposes as being paid in as if received by the shareholders on December 31.

    Any dividend or capital gains distribution received by a shareholder from an investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the distribution of realized long-term capital gains, such distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Shares immediately prior to a distribution record date.

    Special tax rules may change the normal treatment of gains and losses recognized by the Trust when the Trust invests options, futures transactions, and interest rate swaps. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Trust.

    After the end of each calendar year, shareholders will receive information on their dividends and capital gains distributions for tax purposes. Shareholders who receive distributions of Shares which are automatically reinvested will generally be viewed as receiving a cash distribution equal to the fair market value of such Shares.

    To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' social security or taxpayer identification numbers must be furnished and certified as to their accuracy. Any withheld amount would be sent to the IRS as an advance tax payment.

    Ordinary income dividends and distributions paid by the Trust to shareholders who are non-resident aliens will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

    The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

    The above discussion is only a brief summary of some of the significant tax consequences of investing in the Trust. Shareholders should consult their tax advisors regarding specific questions as to state or local taxes and as to the applicability of the foregoing to their current federal tax situation.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

GENERAL

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, of $.01 par value ("Shares"). Share certificates will be issued to the holder of record of Shares upon request. Currently, Shares will be required to be held of record by the investor. The investor's broker may not be reflected as the record holder; however, arrangements for Shares to be held in "street name" may be implemented in the future.

    Shareholders are entitled to one vote for each Share held and to vote on matters submitted to meetings of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of at least a majority of its Shares represented in person or by proxy at a meeting at which a quorum is present or by written consent without a meeting. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. Shares have no preemptive or conversion rights and when issued are fully paid and non-assessable.

    The Trust's Declaration of Trust permits the Trustees to divide or combine the Shares into a greater or lesser number of Shares without thereby changing the proportionate beneficial interests in the Trust. Each Share represents an equal proportionate interest in the Trust with each other Share.

    The Trust may be terminated (i) by the affirmative vote of the holders of 66% of its outstanding Shares or (ii) by an instrument signed by a majority of the Trustees and consented to by the holders of two-thirds of the Trust's outstanding Shares. Upon termination of the Trust, the Trustees will wind up the affairs of the Trust, the Trust's business will be liquidated and the Trust's net assets will be distributed to the Trust's shareholders on a pro rata basis. If not so terminated, the Trust will continue indefinitely.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust documents include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the nature of the Trust's assets and operations, the possibility of the Trust being unable to meet its obligations is remote. Given the above limitations on shareholders' personal liability and the Trust's ability to meet its indemnification obligations, in the opinion of Massachusetts counsel to the Trust, the risk to Trust shareholders of personal liability is remote.

    The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust. Accordingly, the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

ANTI-TAKEOVER PROVISIONS

    The Trust presently has certain anti-takeover provisions in its Declaration of Trust which could have the effect of limiting the ability of other entities or persons to acquire control of the Trust, to cause it to engage in certain transactions or to modify its structure. A Trustee may be removed from office by a written instrument signed by at least two-thirds of the remaining trustees or by a vote of the holders of at least 66% of the Shares. In addition, the affirmative vote or consent of the holders of 66% of the Shares of the Trust (a greater vote than that required by the 1940 Act and greater than the required vote applicable to business corporations under state law) is required to authorize the conversion of the Trust from a closed-end to an open-end investment company, or generally to authorize any of the following transactions:

         (i) merger or consolidation of the Trust with or into any other corporation, association, trust or other organization;

        (ii) issuance of any securities of the Trust to any person or entity for cash;

        (iii) sale, lease or exchange of all or any substantial part of the assets of the Trust, to any entity or person (except assets having an aggregate fair market value of less than $1,000,000, aggregating similar transactions over a twelve-month period); or

        (iv) sale, lease or exchange to the Trust, in exchange for securities of the Trust, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000, aggregating similar transactions over a twelve-month period)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding shares of the Trust. However, such 66% vote or consent will not be required with respect to the foregoing transactions where the Board of Trustees under certain conditions approves the transaction, in which case, with respect to (i) and (iii) above, a majority shareholder vote or consent will be required, and, with respect to (ii) and (iv) above, a shareholder vote or consent would be required. Furthermore, any amendment to the provisions in the Declaration of Trust requiring a 66% shareholder vote or consent for the foregoing transactions similarly requires a 66% shareholder vote or consent.

    The foregoing provisions will make more difficult a change in the Trust's management, or consummation of the foregoing transactions without the Trustee's approval, and would, in the event a secondary market were to develop in the Shares, have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. However, the Board of Trustees has considered these anti-takeover provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Trust to negotiate with its management regarding the price to be paid and facilitating the continuity of the Trust's management. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

YIELD INFORMATION
--------------------------------------------------------------------------------

    The Trust may, from time to time, publish its yield. The yield on Trust Shares normally will fluctuate. Therefore, the yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its Shares. The Trust's yield is affected by changes in prevailing interest rates, average portfolio maturity and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield over a stated period of time.

    The yield of the Trust is computed by dividing the Trust's net investment income over a 30-day period by an average value (using the average number of Shares entitled to receive dividends and the net asset value per Share at the end of the period), all in accordance with the standardized yield formula prescribed by the SEC for open-end investment companies. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Trust's yield. For the 30-day period ended September 30, 2001, the Trust's yield, calculated pursuant to this formula, was 4.67%.

    On occasion, the Trust may compare its yield to (i) the Prime Rate, quoted daily in THE WALL STREET JOURNAL as the base rate on corporate loans at large U.S. money center commercial banks, (ii) one or more averages compiled by DONOGHUE'S MONEY FUND REPORT, a widely recognized independent publication that monitors the performance of money market mutual funds, (iii) the average yield reported by the BANK RATE MONITOR NATIONAL INDEX for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (iv) yield data published by Lipper Analytical Services, Inc., or (v) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. In addition, the Trust may compare the Prime Rate, the DONOGHUE'S averages and the other yield data described above to each other. As with yield quotations, yield comparisons should not be considered representative of the Trust's yield or relative performance for any future period.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Trust will send to shareholders semi-annual reports showing the Trust's portfolio and other information. An annual report, containing financial statements audited by independent auditors, together with their report thereon, will be sent to shareholders each year.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer of the Investment Advisor, is an officer and the General Counsel of the Trust.

EXPERTS
--------------------------------------------------------------------------------

    The September 30, 2001 financial statements of the Trust, included herein, have been so included in reliance upon the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

CODE OF ETHICS

    Directors, officers and employees of Morgan Stanley Investment Advisors, Morgan Stanley Services and Morgan Stanley Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sales within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Morgan Stanley Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES

    All inquiries regarding the Trust should be directed to the Trust at the telephone number or address set forth on the front cover of the Prospectus.

    The Prospectus does not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the Rules and Regulations of the SEC. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2001

      PRINCIPAL
      AMOUNT IN                                                                  COUPON         MATURITY
      THOUSANDS                                                                   RATE            DATE            VALUE

-----------------------------------------------------------------------------------------------------------------------------

                         Senior Collateralized Term Loans (a) (93.5%)
                         AEROSPACE & DEFENSE (2.3%)
       $ 9,950           Alliant Techsystems Inc........................         6.75%          04/20/09      $   10,058,853
        14,508           Avborne, Inc...................................      7.69 - 9.25       06/30/05          14,290,727
         6,842           Decrane Aircraft Holdings, Inc.................      7.49 - 7.50       09/30/05           6,705,473
        12,773           The Fairchild Corporation......................          6.58          04/30/06          11,495,295
         8,000           United Defense Industries, Inc.................          6.83          08/13/09           8,013,760
                                                                                                              --------------
                                                                                                                  50,564,108
                                                                                                              --------------
                         ADVERTISING/MARKETING (0.4%)
        10,000           Adams Outdoor Advertising Ltd..................          6.47          02/08/08           9,987,500
                                                                                                              --------------
                         AIR FREIGHT/COURIERS (1.0%)
         8,337           Erickson Air-Crane Co., L.L.C..................          8.41          12/31/04           7,753,083
           933           Evergreen International Aviation, Inc..........          6.96          05/31/02             708,902
         5,578           Evergreen International Aviation, Inc..........          7.01          05/07/03           4,239,403
         6,297           Evergreen International Aviation, Inc..........          7.09          05/02/04           4,785,519
         7,013           First Security Bank, National Association as
                          Owner Trustee.................................          8.95          05/07/03           5,330,000
                                                                                                              --------------
                                                                                                                  22,816,907
                                                                                                              --------------
                         APPAREL/FOOTWEAR (1.5%)
        14,236           American Marketing Industries, Inc.............          9.25          11/29/02          11,531,408
         3,840           American Marketing Industries, Inc.............          9.25          11/30/03           3,110,400
         2,667           American Marketing Industries, Inc.............          9.25          11/30/04           2,160,618
         4,123           American Marketing Industries, Inc.............          9.25          11/30/05           3,339,225
         5,901           Arena Brands, Inc..............................      6.95 - 7.48       06/01/02           5,458,320
         1,727           Arena Brands, Inc. (Revolver)..................      5.91 - 8.75       06/01/02           1,597,860
         5,131           Levi Strauss & Co..............................          6.83          08/29/03           4,789,376
         1,000           The William Carter Co..........................          7.09          08/15/08           1,005,000
                                                                                                              --------------
                                                                                                                  32,992,207
                                                                                                              --------------
                         AUTO PARTS - O.E.M. (2.2%)
         9,850           Amcan Consolidated Technologies Corp...........          6.63          03/28/07           9,386,730
         6,233           J.L. French Automotive Castings, Inc...........      7.19 - 7.22       10/21/06           4,471,953
        19,980           Metaldyne Co., LLC.............................          7.75          11/28/08          17,299,283
         6,613           Polypore Inc...................................          6.88          12/31/06           6,638,246
         2,254           Tenneco, Inc...................................      7.42 - 7.46       11/04/07           1,754,475
         2,255           Tenneco, Inc...................................      7.67 - 7.71       05/04/08           1,754,475
         9,136           Transportation Technologies
                          Industries, Inc...............................      6.60 - 7.92       03/31/07           6,349,424
                                                                                                              --------------
                                                                                                                  47,654,586
                                                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2001 CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                  COUPON             MATURITY
  THOUSANDS                                                                   RATE              DATE           VALUE

-----------------------------------------------------------------------------------------------------------------------------

                         AUTOMOTIVE AFTERMARKET (0.4%)
       $ 7,835           Exide Corp.....................................      7.09 - 8.76%      03/18/05      $    6,868,627
         2,103           Safelite Glass Corp............................      8.08 - 9.44       09/30/07           1,998,165
                                                                                                              --------------
                                                                                                                   8,866,792
                                                                                                              --------------
                         BEVERAGES - NON-ALCOHOLIC (0.4%)
         9,223           The American Bottling Co.......................          6.72          10/07/07           9,227,203
                                                                                                              --------------
                         BROADCAST/MEDIA (2.4%)
        20,000           Benedek Broadcasting Corp......................      8.27 - 8.46       11/20/07          17,900,000
        16,031           Emmis Communications Corp......................      6.44 - 6.75       08/31/09          15,612,826
         5,000           Gray Communications Systems, Inc...............          8.00          09/30/09           5,014,050
         3,214           Nassau Broadcasting Partners I, LLC............         11.00          12/04/07           3,125,777
        10,000           Susquehanna Media Co...........................          5.19          06/30/08          10,062,500
         1,000           Telemundo Group Inc............................          6.72          05/15/08             998,750
                                                                                                              --------------
                                                                                                                  52,713,903
                                                                                                              --------------
                         CABLE/SATELLITE TV (5.0%)
         4,000           Century Cable Holdings, LLC....................          6.86          06/30/09           3,916,000
        20,000           Century Cable Holdings, LLC....................          6.79          12/31/09          19,580,000
        28,000           Charter Communications Operating, LLC..........          6.21          03/18/08          27,191,640
        10,000           Charter Communications Operating, LLC..........          6.26          09/18/08           9,725,700
         3,474           Classic Cable, Inc.............................         10.75          01/31/08           3,183,632
         5,862           Classic Cable, Inc.............................         10.75          01/31/08           5,372,378
        16,000           Insight Midwest Holdings, LLC..................          5.50          12/31/09          15,988,000
        10,000           IIC Iowa LLC...................................      6.26 - 6.29       09/30/10           9,944,800
        10,000           RCN Corp.......................................          7.75          06/03/07           7,480,000
         6,500           Videotron Itee.................................      6.24 - 6.56       12/01/09           6,534,515
                                                                                                              --------------
                                                                                                                 108,916,665
                                                                                                              --------------
                         CASINO/GAMING (1.3%)
        10,000           Alliance Gaming Corp...........................      6.72 - 7.57       12/31/06           9,956,200
         3,618           Ameristar Casinos, Inc.........................          6.38          12/20/06           3,613,111
         3,101           Ameristar Casinos, Inc.........................          7.69          12/20/07           3,096,952
         5,285           Harrah's Jazz Co...............................          6.54          04/30/05           4,518,740
         3,697           Isle of Capri Casinos, Inc.....................      6.83 - 7.25       03/02/06           3,655,120
         3,235           Isle of Capri Casinos, Inc.....................      9.98 - 10.07      03/02/07           3,198,230
                                                                                                              --------------
                                                                                                                  28,038,353
                                                                                                              --------------
                         CELLULAR TELEPHONE (4.9%)
         4,701           American Cellular Corp.........................          6.58          03/31/08           4,628,907
         5,362           American Cellular Corp.........................          8.53          03/31/09           5,275,087
        16,309           Centennial Puerto Rico Operating Corp..........      6.60 - 6.65       05/31/07          15,605,867
        10,115           Centennial Puerto Rico Operating Corp..........      6.74 - 7.13       11/30/07           9,678,399

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2001 CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                  COUPON             MATURITY
  THOUSANDS                                                                   RATE              DATE           VALUE

-----------------------------------------------------------------------------------------------------------------------------

       $ 4,913           Dobson Operating Co., L.L.C....................         5.67%          12/31/07      $    4,859,691
        14,774           Dobson Operating Co., L.L.C....................          6.58          03/31/08          14,649,412
        35,601           Microcell Connexions, Inc......................      6.22 - 6.71       03/01/06          28,481,260
        12,321           Rural Cellular Corp............................         6.88%          10/03/08          12,062,812
        12,321           Rural Cellular Corp............................          9.72          04/03/09          12,064,187
                                                                                                              --------------
                                                                                                                 107,305,622
                                                                                                              --------------
                         CHEMICALS: MAJOR DIVERSIFIED (0.7%)
         7,444           Hercules Inc...................................          5.87          11/15/05           7,265,100
        10,000           Huntsman Corp. (b).............................         10.75          12/31/05           7,975,000
                                                                                                              --------------
                                                                                                                  15,240,100
                                                                                                              --------------
                         CHEMICALS: SPECIALTY (2.4%)
         7,350           Huntsman ICI Chemicals LLC.....................      6.56 - 6.75       06/30/07           7,080,476
         7,350           Huntsman ICI Chemicals LLC.....................          6.00          06/30/08           7,080,475
        11,970           ISP Chemco, Inc................................      6.56 - 6.75       06/27/08          11,850,300
         4,726           Noveon, Inc....................................      7.06 - 7.13       09/30/08           4,630,023
         6,773           Pioneer America Acqusitions Corp. (d)..........      9.75 - 10.25      12/05/06           1,794,713
         8,000           Pioneer Americas, Inc. (d).....................     10.13 - 10.63      12/05/06           3,400,000
        10,000           RK Polymers LLC................................          7.81          03/02/09           9,758,220
         7,642           Vining Industries, Inc.........................          6.67          03/31/05           6,686,824
                                                                                                              --------------
                                                                                                                  52,281,031
                                                                                                              --------------
                         COAL (0.2%)
        13,559           Quaker Coal Company, Inc. (d)..................          8.00          06/30/06           4,237,093
                                                                                                              --------------
                         COMPUTER PERIPHERALS (0.7%)
        14,925           Seagate Technology (US) Holdings, Inc..........          6.56          11/22/06          14,626,500
                                                                                                              --------------
                         COMPUTER COMMUNICATIONS (0.7%)
        16,143           Acterna Corporation............................          6.96          09/30/07          14,367,087
                                                                                                              --------------
                         COMPUTERS SOFTWARE AND SERVICES (0.2%)
         7,044           DecisionOne Corp...............................      8.08 - 8.33       04/18/05           5,458,724
                                                                                                              --------------
                         CONSTRUCTION MATERIALS (0.9%)
        11,563           Dayton Superior Corp...........................      6.63 - 6.81       06/01/08          11,504,688
         8,403           Onex ABCO Limited Partnership..................          7.32          11/15/05           7,563,103
                                                                                                              --------------
                                                                                                                  19,067,791
                                                                                                              --------------
                         CONSUMER SUNDRIES (1.3%)
         8,071           Amscan Holdings, Inc...........................      6.50 - 6.53       12/31/04           7,444,373
         8,903           Jostens, Inc...................................          7.07          05/03/08           8,817,404
           980           World Kitchen, Inc. (Revolver).................      6.61 - 8.75       04/09/05             654,151
        15,520           World Kitchen, Inc.............................      6.84 - 7.62       10/09/06          10,760,481
                                                                                                              --------------
                                                                                                                  27,676,409
                                                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2001 CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                  COUPON             MATURITY
  THOUSANDS                                                                   RATE              DATE           VALUE

-----------------------------------------------------------------------------------------------------------------------------

                         CONSUMER/BUSINESS SERVICES (2.6%)
       $ 6,435           Bridge Information Systems, Inc. (d)...........         9.25%          05/29/03      $    3,539,302
         2,566           Bridge Information Systems, Inc. (Revolver)
                          (d)...........................................          9.25          05/29/03           1,411,390
        14,610           Bridge Information Systems, Inc. (d)...........          9.50          05/29/05           8,035,434
        18,936           Buhrmann US Inc................................          6.95          10/26/07          18,320,786
         7,308           InfoUSA, Inc...................................          7.63          06/30/06           6,979,168
         3,980           Iron Mountain, Inc.............................          6.28          02/08/06           4,012,676
         8,995           Prime Succession, Inc..........................      7.88 - 9.50       08/29/03           6,746,566
         8,674           Rose Hills Co..................................          6.38          12/01/03           8,283,969
                                                                                                              --------------
                                                                                                                  57,329,291
                                                                                                              --------------
                         CONTAINERS/PACKAGING (3.4%)
        10,000           Crown Cork & Seal Co., Inc.....................          7.31          02/04/02           9,937,500
         1,741           Graham Packaging Co............................          6.13          01/31/06           1,636,861
         8,007           Graham Packaging Co............................      6.31 - 7.75       01/31/07           7,526,770
         9,685           Greif Bros. Corp...............................          6.95          02/28/08           9,679,782
         8,955           Impress Metal Packaging Holdings B.V...........          6.96          12/31/06           8,238,600
        14,000           LLS Corp.......................................      7.30 - 7.32       07/31/06          10,710,000
         4,603           Nexpak Corp....................................          6.16          12/31/05           3,497,958
         4,602           Nexpak Corp....................................          6.41          12/31/06           3,497,959
         9,821           Pliant Corp....................................      7.31 - 7.63       05/31/08           9,330,357
         4,938           Tekni-Plex, Inc................................          7.25          06/21/08           4,756,442
         6,971           United States Can Co...........................          7.56          10/04/08           6,793,077
                                                                                                              --------------
                                                                                                                  75,605,306
                                                                                                              --------------
                         DISCOUNT STORES (0.5%)
        10,009           Tuesday Morning Corp...........................          6.89          12/29/04          10,033,907
                                                                                                              --------------
                         DIVERSIFIED - MANUFACTURING (0.8%)
        17,861           Dayco Products, LLC............................      6.91 - 7.11       05/31/07          17,302,945
                                                                                                              --------------
                         DRUGSTORE CHAINS (0.6%)
        13,485           Duane Reade, Inc...............................      6.13 - 6.31       02/15/07          13,425,552
                                                                                                              --------------
                         ELECTRIC UTILITIES (0.4%)
         9,900           Western Resources, Inc.........................          6.33          03/17/03           9,734,967
                                                                                                              --------------
                         ELECTRONIC COMPONENTS (1.0%)
         7,235           Communications Instruments, Inc................      7.25 - 9.00       03/15/04           7,126,293
         8,246           Dynamic Details, Inc...........................          5.67          04/22/05           8,040,076
         6,930           Knowles Electronics, Inc.......................      6.36 - 6.88       06/29/07           6,410,250
                                                                                                              --------------
                                                                                                                  21,576,619
                                                                                                              --------------
                         ELECTRONIC PRODUCTION EQUIPMENT (0.2%)
         5,525           Telex Communications, Inc......................      7.61 - 7.79%      11/06/04           4,696,565
                                                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2001 CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                  COUPON             MATURITY
  THOUSANDS                                                                   RATE              DATE           VALUE

-----------------------------------------------------------------------------------------------------------------------------

                         ENERGY (0.4%)
       $ 9,023           AES Texas Funding III, LLC.....................         6.56%          03/31/02      $    8,774,942
                                                                                                              --------------
                         ENGINEERING & CONSTRUCTION (0.4%)
        14,925           Washington Group International, Inc. (d).......          8.75          07/07/07           9,775,875
                                                                                                              --------------
                         ENTERTAINMENT & LEISURE (0.5%)
        10,000           Six Flags, Inc.................................      6.47 - 6.58       09/30/05           9,926,900
                                                                                                              --------------
                         ENVIRONMENTAL SERVICES (1.8%)
        13,260           Allied Waste Industries, Inc...................      6.56 - 6.69       07/30/06          13,120,653
        15,912           Allied Waste Industries, Inc...................      7.94 - 10.00      07/30/07          15,744,783
         6,009           Environmental Systems Products
                          Holdings, Inc.................................      7.58 - 7.73       12/31/04           4,878,077
         3,401           Environmental Systems Products Holdings, Inc.
                          (e)...........................................      7.21 - 7.24       12/31/04           1,830,579
         3,600           Stericycle, Inc................................          7.07          11/10/06           3,608,424
                                                                                                              --------------
                                                                                                                  39,182,516
                                                                                                              --------------
                         FINANCE - COMMERCIAL (0.6%)
        14,812           Outsourcing Solutions Inc......................          7.77          06/10/06          13,911,277
                                                                                                              --------------
                         FINANCE/RENTAL/LEASING (1.7%)
        29,502           NationsRent, Inc...............................          8.25          07/20/06          20,897,152
         4,099           Rent-A-Center, Inc.............................      5.33 - 5.37       01/31/06           4,067,437
         5,055           Rent-A-Center, Inc.............................      7.15 - 7.51       01/31/07           5,015,501
         6,983           United Rentals, Inc............................      5.97 - 6.60       08/31/07           6,902,480
                                                                                                              --------------
                                                                                                                  36,882,570
                                                                                                              --------------
                         FINANCIAL PUBLISHING/SERVICES (0.3%)
         7,845           Merrill Communications LLC.....................         11.00          11/23/07           5,883,891
                                                                                                              --------------
                         FOOD RETAIL (1.1%)
        10,694           Big V Supermarkets, Inc. (d)...................         10.63          08/10/03           8,554,928
         4,312           Big V Supermarkets, Inc. (d)...................         10.88          11/10/03           3,449,878
        12,968           Winn-Dixie Stores, Inc.........................          6.38          03/28/07          12,983,709
                                                                                                              --------------
                                                                                                                  24,988,515
                                                                                                              --------------
                         FOOD & BEVERAGES (2.9%)
         3,897           Agrilink Foods, Inc............................          6.59          09/30/04           3,702,547
         3,996           Agrilink Foods, Inc............................          6.84          09/30/05           3,795,726
         7,273           Aurora Foods, Inc..............................          7.33          06/30/05           7,072,798
         4,033           Aurora Foods, Inc. (Revolver)..................      7.33 - 7.39       06/30/05           4,606,987
         6,878           Aurora Foods, Inc..............................          7.83          09/30/06           6,691,257
        14,833           B&G Foods, Inc.................................      8.56 - 8.40       03/03/06          14,499,283
         3,375           CP Kelco ApS & CP Kelco US.....................          7.46          03/31/08           3,159,000
         1,125           CP Kelco ApS & CP Kelco US.....................          7.71          09/30/08           1,054,125
         2,293           Eagle Family Foods, Inc........................      7.69 - 7.71       12/31/05           2,080,768

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2001 CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                  COUPON             MATURITY
  THOUSANDS                                                                   RATE              DATE           VALUE

-----------------------------------------------------------------------------------------------------------------------------

       $ 7,060           Merisant Company...............................         5.89%          03/31/07      $    7,056,612
         9,000           Pinnacle Foods Corp............................          6.61          05/22/08           8,988,750
                                                                                                              --------------
                                                                                                                  62,707,853
                                                                                                              --------------
                         HOME BUILDING (1.2%)
         3,313           Atrium Companies, Inc..........................          7.01          06/30/05           3,221,692
         5,343           Atrium Companies, Inc..........................      6.77 - 9.00       06/30/06           5,196,411
        10,847           Formica Corp...................................      6.67 - 7.76       04/30/06           8,731,826
         9,850           Therma-Tru Holdings, Inc.......................          6.38          05/09/07           9,702,250
                                                                                                              --------------
                                                                                                                  26,852,179
                                                                                                              --------------
                         HOSPITAL/NURSING MANAGEMENT (3.2%)
         5,887           Columbia - HealthOne, LLC......................          7.08          06/30/05           5,922,996
         6,575           Community Health Systems, Inc..................          6.54          12/31/03           6,601,249
         6,575           Community Health Systems, Inc..................          7.04          12/31/04           6,607,430
         2,849           Community Health Systems, Inc..................          7.29          12/31/05           2,866,803
         7,982           FHC Health Systems, Inc........................          6.70          04/30/05           7,782,328
         7,982           FHC Health Systems, Inc........................          6.95          04/30/06           7,782,328
         4,150           GEAC/Multicare Co., Inc. (d)...................          7.50          09/30/04           3,195,625
         1,376           GEAC/Multicare Co., Inc. (d)...................          7.75          06/01/05           1,059,760
         4,289           Genesis Health Ventures, Inc. (d)..............          7.33          09/30/04           3,179,279
         4,268           Genesis Health Ventures, Inc. (d)..............          7.58          06/01/05           3,163,686
         9,468           Interim Healthcare, Inc. (d)...................          8.50          02/29/04           2,603,755
         3,495           Interim Healthcare, Inc. (d)...................          9.00          02/28/05             961,096
         1,596           Magellan Health Services, Inc..................          6.44          02/12/05           1,595,980
         1,596           Magellan Health Services, Inc..................          6.89          02/12/06           1,595,980
        11,000           Triad Hospitals, Inc...........................          6.53          09/30/08          11,100,430
         3,699           Ventas Realty, Limited Partnership.............          7.46          12/31/05           3,655,344
                                                                                                              --------------
                                                                                                                  69,674,069
                                                                                                              --------------
                         HOTELS/RESORTS (1.3%)
         1,980           Meristar Hospitality Operating Partnership,
                          L.P...........................................          4.69          01/31/04           1,915,368
         6,462           Sunburst Hospitality Corp......................          7.58          12/31/05           6,430,236
         7,538           Wyndham International, Inc.....................          8.38          06/30/04           6,545,872
        15,000           Wyndham International, Inc.....................          7.88          06/30/06          12,543,750
                                                                                                              --------------
                                                                                                                  27,435,226
                                                                                                              --------------
                         INDUSTRIAL MACHINERY (2.4%)
         4,909           Flowserve Corp.................................      6.19 - 7.06       06/30/08           4,925,934
         8,253           Formax, Inc....................................      5.79 - 7.75       06/30/05           7,922,611
         4,510           Mueller Group, Inc.............................      7.25 - 7.45       08/16/06           4,861,192
         4,900           Mueller Group, Inc.............................      7.50 - 7.73       08/16/07           4,861,192
         4,340           Mueller Group, Inc.............................      7.50 - 7.73       08/16/07           3,933,528

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2001 CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                  COUPON             MATURITY
  THOUSANDS                                                                   RATE              DATE           VALUE

-----------------------------------------------------------------------------------------------------------------------------

       $ 9,850           SPX Corp.......................................      6.13 - 6.44%      12/31/06      $    9,830,004
        16,940           SPX Corp.......................................      6.25 - 6.38       12/31/07          16,891,213
                                                                                                              --------------
                                                                                                                  53,225,674
                                                                                                              --------------
                         INDUSTRIAL SPECIALTIES (1.9%)
        10,792           Advanced Glassfiber Yarns, LLC.................          6.10          09/30/05          10,467,989
         3,659           Jet Plastica Industries, Inc...................          6.75          12/31/02           2,836,081
         8,822           Jet Plastica Industries, Inc...................          7.25          12/31/04           6,836,757
         2,043           Jet Plastica Industries, Inc. (Revolver).......      6.63 - 6.75       12/31/04           1,583,513
         7,369           MetoKote Corp..................................      7.63 - 7.75       11/02/05           6,300,282
        14,863           Panolam Industries International, Inc. and
                          Panolam Industries, Ltd.......................      6.88 - 8.75       11/24/06          14,417,182
                                                                                                              --------------
                                                                                                                  42,441,804
                                                                                                              --------------
                         MEDICAL SPECIALTIES (0.6%)
         6,024           Dade Behring, Inc..............................          7.13          06/30/06           4,889,310
         6,024           Dade Behring, Inc..............................          7.13          06/30/07           4,889,310
         9,591           Medical Specialties Group, Inc. (d)............      9.00 - 9.75       09/30/01           4,172,046
                                                                                                              --------------
                                                                                                                  13,950,666
                                                                                                              --------------
                         MEDICAL/NURSING SERVICES (0.4%)
         9,714           American Homepatient, Inc......................          7.19          12/31/02           8,208,393
                                                                                                              --------------
                         MISCELLANEOUS COMMERCIAL SERVICES (0.4%)
         9,850           Encompass Services Corp........................          5.92          05/10/07           9,492,938
                                                                                                              --------------
                         MISCELLANEOUS MANUFACTURING (1.2%)
         9,564           Citation Corp..................................      7.50 - 7.63       12/01/07           7,890,467
         1,800           Desa International, Inc........................          7.25          11/26/03           1,548,000
         6,261           Desa International, Inc........................          7.25          11/26/04           5,384,648
         6,349           Doskocil Manufacturing Co......................          9.00          09/30/04           4,676,844
        16,885           Insilco Technologies, Inc......................         11.75          08/25/07           7,682,647
                                                                                                              --------------
                                                                                                                  27,182,606
                                                                                                              --------------
                         MOVIES/ENTERTAINMENT (0.5%)
         4,426           Panavision, Inc................................      6.23 - 6.74       03/31/05           3,547,389
         7,157           United Artists Theatre Co......................          7.58          02/02/05           6,949,523
                                                                                                              --------------
                                                                                                                  10,496,912
                                                                                                              --------------
                         MULTI-SECTOR COMPANIES (0.9%)
        19,000           Mafco Finance Corp.............................          7.58          06/15/02          18,893,220
                                                                                                              --------------
                         OFFICE EQUIPMENT/SUPPLIES (0.5%)
         9,675           Global Imaging Systems, Inc....................      5.85 - 6.79       06/30/06           9,651,067
         7,999           US Office Products Co. (d).....................          9.50          06/09/06           1,389,832
                                                                                                              --------------
                                                                                                                  11,040,899
                                                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2001 CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                  COUPON             MATURITY
  THOUSANDS                                                                   RATE              DATE           VALUE

-----------------------------------------------------------------------------------------------------------------------------

                         OILFIELD SERVICES/EQUIPMENT (0.4%)
       $ 8,711           US Synthetic Corp..............................      6.48 - 7.57%      05/31/05      $    8,275,000
                                                                                                              --------------
                         OIL & GAS PIPELINES (0.4%)
         9,000           PMC (Novia Scotia) Co..........................          5.83          05/05/06           9,045,000
                                                                                                              --------------
                         OTHER CONSUMER SERVICES (0.7%)
         7,733           PCA International, Inc.........................          7.29          08/25/05           6,650,667
         7,743           Volume - Services, Inc.........................          7.50          12/03/06           7,769,825
                                                                                                              --------------
                                                                                                                  14,420,492
                                                                                                              --------------
                         OTHER METALS/MINERALS (0.9%)
         9,684           Better Minerals & Aggregates Company...........      7.56 - 9.25       09/30/07           9,006,316
         7,484           CII Carbon, Inc................................          6.58          06/25/08           6,735,406
         4,000           IMC Global, Inc................................      6.72 - 7.50       11/17/06           3,992,480
                                                                                                              --------------
                                                                                                                  19,734,202
                                                                                                              --------------
                         PHARMACEUTICALS: MAJOR (0.2%)
         4,975           Caremark RX, Inc...............................          5.67          03/15/06           5,019,576
                                                                                                              --------------
                         PHARMACEUTICALS: OTHER (0.4%)
         9,546           Advance Paradigm, Inc..........................          7.08          10/02/07           9,575,329
                                                                                                              --------------
                         PRINTING/PUBLISHING (2.1%)
        10,659           The Sheridan Group, Inc........................          6.63          01/30/05           9,877,460
         4,988           Transwestern Publishing Co. Ltd................      5.97 - 6.76       06/27/08           4,987,500
        19,689           Vertis, Inc....................................      7.31 - 8.06       12/07/08          17,670,777
         3,195           Von Hoffman Press, Inc.........................          6.75          05/30/04           3,134,758
        10,387           Von Hoffman Press, Inc.........................          6.75          05/30/05          10,218,713
                                                                                                              --------------
                                                                                                                  45,889,208
                                                                                                              --------------
                         PUBLISHING: BOOKS/MAGAZINES (1.4%)
        10,697           Advanstar Communications, Inc..................          7.00          04/11/07          10,322,743
         9,975           American Media Operations, Inc.................      7.42 - 8.41       04/01/07          10,017,843
         7,500           Primedia Inc...................................      6.38 - 6.54       06/30/09           7,162,500
         5,394           Ziff Davis Media, Inc..........................          6.92          03/31/07           4,054,681
                                                                                                              --------------
                                                                                                                  31,557,767
                                                                                                              --------------
                         PUBLISHING: NEWSPAPERS (1.1%)
         4,825           21st Century Newspapers, Inc...................          7.31          09/15/05           4,728,500
        19,900           CanWest Media, Inc.............................      7.07 - 7.32       05/15/08          19,880,100
                                                                                                              --------------
                                                                                                                  24,608,600
                                                                                                              --------------
                         PULP & PAPER (0.5%)
         7,253           Alabama Pine Pulp Co., Inc.....................          6.67          06/30/03           3,798,740
         3,957           Alabama Pine Pulp Co., Inc. (e)................          7.58          06/30/05             227,513
         5,477           Alabama Pine Pulp Co., Inc. (e)................          0.00          12/31/08             314,915

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2001 CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                  COUPON             MATURITY
  THOUSANDS                                                                   RATE              DATE           VALUE

-----------------------------------------------------------------------------------------------------------------------------

       $ 7,048           Alabama River Newsprint Co. (Participation:
                          Toronto Dominion Bank) (c)....................      5.50 - 6.00%      12/31/02      $    6,695,835
                                                                                                              --------------
                                                                                                                  11,037,003
                                                                                                              --------------
                         RECREATIONAL PRODUCTS/TOYS (0.9%)
         6,978           Ritvik Toys, Inc...............................          7.75          02/08/03           6,210,602
         6,978           Ritvik Toys, Inc...............................          7.75          02/08/04           6,210,602
           351           Spalding Holdings Corp.........................          6.73          09/30/03             267,112
         4,372           Spalding Holdings Corp. (Revolver).............      6.58 - 8.00       09/30/03           3,322,542
         1,828           Spalding Holdings Corp.........................          7.23          09/30/04           1,352,549
         1,828           Spalding Holdings Corp.........................          7.73          09/30/05           1,352,549
         1,052           Spalding Holdings Corp.........................          8.23          03/30/06             778,704
                                                                                                              --------------
                                                                                                                  19,494,660
                                                                                                              --------------
                         RESTAURANTS (0.2%)
         4,101           Captain D's Inc................................          6.60          12/31/01           4,039,178
                                                                                                              --------------
                         RETAIL - SPECIALTY (0.9%)
         6,422           CSK Auto, Inc..................................          7.00          10/31/03           5,891,856
         8,614           HMV Media Group PLC............................          7.41          02/25/06           8,139,852
         5,936           HMV Media Group PLC............................          7.91          08/25/06           5,609,898
                                                                                                              --------------
                                                                                                                  19,641,606
                                                                                                              --------------
                         SEMICONDUCTORS (2.0%)
         6,943           AMI Semiconductor, Inc.........................      6.14 - 6.28       12/21/06           6,838,387
         6,275           ON Semiconductor Corporation...................          7.56          08/04/06           5,271,356
        16,758           ON Semiconductor Corporation...................      7.56 - 8.31       08/04/07          14,076,844
        19,897           Viasystems, Inc................................      7.29 - 7.33       03/31/07          17,445,733
                                                                                                              --------------
                                                                                                                  43,632,320
                                                                                                              --------------
                         SERVICES TO THE HEALTH INDUSTRY (1.5%)
        10,858           Alliance Imaging, Inc..........................          6.11          11/02/07          10,851,479
        10,485           Alliance Imaging, Inc..........................          6.36          11/02/08          10,478,575
         3,073           Unilab Corp....................................          5.63          11/23/05           3,050,078
         9,641           Unilab Corp....................................          6.19          11/23/06           9,641,116
                                                                                                              --------------
                                                                                                                  34,021,248
                                                                                                              --------------
                         SPECIALTY INSURANCE (0.2%)
         2,400           BRW Acquisition, Inc...........................          6.21          07/10/06           2,310,000
         2,400           BRW Acquisition, Inc...........................          6.46          07/10/07           2,310,000
                                                                                                              --------------
                                                                                                                   4,620,000
                                                                                                              --------------
                         SPECIALTY STORES (2.0%)
         4,813           Caribbean Petroleum, LP........................          7.12          09/30/05           4,523,750

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2001 CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                  COUPON             MATURITY
  THOUSANDS                                                                   RATE              DATE           VALUE

-----------------------------------------------------------------------------------------------------------------------------

       $ 2,435           Cumberland Farms, Inc. (Participation: Merrill
                          Lynch & Co., Inc.) (c)........................         8.00%          12/31/03      $    2,416,413
         4,304           Petro Stopping Centers, L.P....................          6.61          07/23/06           4,282,323
        19,305           The Pantry, Inc................................          6.17          01/31/06          19,236,499
         1,504           The Pantry, Inc................................          6.42          07/31/06           1,499,491
        12,000           TravelCenters of America, Inc..................          6.87          11/14/08          12,045,000
                                                                                                              --------------
                                                                                                                  44,003,476
                                                                                                              --------------
                         STEEL (0.9%)
        12,149           ISPAT Inland, L.P..............................      7.45 - 7.48       07/16/05           9,739,886
        12,149           ISPAT Inland, L.P..............................          8.29          07/16/06           9,739,885
                                                                                                              --------------
                                                                                                                  19,479,771
                                                                                                              --------------
                         TELECOMMUNICATION EQUIPMENT (2.7%)
        15,500           American Tower, L.P., American Towers, Inc. and
                          ATC Teleports, Inc............................          7.01          12/31/07          14,980,750
         3,586           Channel Master, Inc............................      5.82 - 6.27       10/10/05           3,591,667
         7,000           Crown Castle Operating Co......................          6.46          03/15/08           6,863,500
        20,895           Pinnacle Towers, Inc...........................      5.85 - 6.96       06/30/07          17,395,088
        21,435           Superior Telecom, Inc..........................          8.13          11/27/05          16,489,918
                                                                                                              --------------
                                                                                                                  59,320,923
                                                                                                              --------------
                         TELECOMMUNICATIONS (5.1%)
        20,000           360network holdings (USA) inc. (d).............         10.00          12/31/07           5,142,800
        10,526           Alaska Communications Systems
                          Holdings, Inc.................................          6.75          11/14/07          10,131,579
         9,474           Alaska Communications Systems
                          Holdings, Inc.................................          7.06          05/14/08           9,118,421
         7,372           Davel Financing Co., LLC (d)...................          9.00          06/23/05             423,894
         7,375           Fairpoint Communications, Inc..................      6.38 - 6.44       03/31/06           7,154,224
        14,625           Fairpoint Communications, Inc..................      6.69 - 8.69       03/31/07          14,185,500
        19,964           Global Crossing Holdings, Ltd..................          6.46          06/30/06          16,959,908
        25,000           KMC Telecom, Inc...............................          9.56          04/01/07          17,916,750
        20,000           McleodUSA Inc..................................          6.83          05/30/08          15,270,000
        16,667           Teligent Inc. (d)..............................         10.00          06/30/06           1,541,667
         3,333           Teligent Inc. (Revolver).......................         10.00          06/30/06             308,333
        25,000           WCI Capital Corp. (d)..........................         10.00          09/30/07           2,196,500
         3,750           XO Communications, Inc.........................          6.31          12/31/06           2,528,587
         7,500           XO Communications, Inc.........................          6.81          06/30/07           4,844,100
         7,000           XO Communications, Inc. (Participation: Goldman
                          Sachs Credit Partners L.P.) (c)...............          6.81          06/30/07           5,190,000
                                                                                                              --------------
                                                                                                                 112,912,263
                                                                                                              --------------
                         TEXTILES (0.7%)
         1,727           Joan Fabrics Corp..............................          6.59          06/30/05           1,636,652
           893           Joan Fabrics Corp..............................          7.97          06/30/06             846,153

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2001 CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                  COUPON             MATURITY
  THOUSANDS                                                                   RATE              DATE           VALUE

-----------------------------------------------------------------------------------------------------------------------------

       $10,661           Polymer Group, Inc.............................         8.38%          12/20/05      $    8,852,210
         3,960           Polymer Group, Inc.............................          8.63          12/30/06           3,322,440
                                                                                                              --------------
                                                                                                                  14,657,455
                                                                                                              --------------
                         TOBACCO (1.1%)
        23,313           Commonwealth Brands, Inc.......................          7.13          12/31/04          23,254,219
                                                                                                              --------------
                         TRANSPORTATION (0.8%)
         9,825           Allied Worldwide, Inc..........................          7.71          11/18/07           9,014,438
         5,166           Quality Distribution, Inc......................      7.33 - 7.48       08/28/05           4,675,082
         4,449           Quality Distribution, Inc......................      7.58 - 7.84       02/28/06           4,026,485
                                                                                                              --------------
                                                                                                                  17,716,005
                                                                                                              --------------
                         WIRELESS COMMUNICATIONS (3.8%)
        12,086           Arch Paging, Inc. (d)..........................         10.69          06/30/06           2,039,470
        21,250           Nextel Finance Co..............................          6.94          06/30/08          18,965,625
        21,250           Nextel Finance Co..............................          7.19          12/31/08          18,965,625
         2,500           Nextel Finance Co..............................          6.56          03/31/09           2,191,675
        20,000           Nextel Partners Operating Corp.................          7.34          01/29/08          19,000,000
        10,000           Nextel Partners Operating Corp.................          7.77          07/29/08           9,377,100
        12,500           Western Wireless Corp..........................      5.38 - 6.25       09/30/08          12,403,526
                                                                                                              --------------
                                                                                                                  82,943,021
                                                                                                              --------------
                         Total Senior Collateralized Term Loans
                          (COST $2,366,391,998)..........................................................      2,051,570,980
                                                                                                              --------------
                         Senior Notes (b) (f) (0.4%)
                         APPAREL/FOOTWEAR (0.0%)
         1,613           London Fog Industries, Inc.....................         10.00          02/27/03             629,121
                                                                                                              --------------
                         CABLE/SATELLITE TV (0.4%)
         9,563           Supercanal Holdings S.A. (Argentina)...........         11.25          10/12/02           7,880,297
                                                                                                              --------------
                         Total Senior Notes
                          (COST $11,452,484).............................................................          8,509,418
                                                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2001 CONTINUED

      NUMBER OF
       SHARES                                                                                 VALUE

---------------------------------------------------------------------------------------------------------

                         Common Stocks (g) (0.2%)
                         APPAREL/FOOTWEAR (0.0%)
       129,050           London Fog Industries, Inc. (Restricted) (b)................     $           --
                                                                                          --------------
                         AUTOMOTIVE AFTERMARKET (0.0%)
       100,632           Safelite Glass Corp. (b)....................................             58,636
         6,793           Safelite Realty Corp. (b)...................................              3,958
                                                                                          --------------
                                                                                                  62,594
                                                                                          --------------
                         COMPUTERS SOFTWARE & SERVICES (0.1%)
       186,430           DecisionOne Corp. (b).......................................          1,414,286
                                                                                          --------------
                         ENVIRONMENTAL SERVICES (0.0%)
        19,445           Environmental Systems Products Holdings, Inc. (b)...........                  2
                                                                                          --------------
                         FOREST PRODUCTS (0.1%)
       245,386           Tembec Inc..................................................          1,570,296
                                                                                          --------------
                         MOVIES/ENTERTAINMENT (0.0%)
       230,095           United Artists Theatre Co. (b)..............................            977,905
                                                                                          --------------
                         Total Common Stocks
                          (COST $6,630,287)..........................................          4,025,083
                                                                                          --------------
                         Non-Convertible Preferred Stock (b)(e) (0.0%)
                         ENVIRONMENTAL SERVICES
         3,220           Environmental Systems Products Holdings, Inc.
                          (COST $446)................................................             35,416
                                                                                          --------------

      NUMBER OF                                                                          EXPIRATION
      WARRANTS                                                                              DATE
---------------------                                                                    ----------

                         Warrants (b)(g) (0.0%)
                         APPAREL/FOOTWEAR(0.0%)
         7,931           London Fog Industries, Inc. (Restricted)....................    02/27/05..                --
                                                                                                       --------------
                         AUTOMOTIVE AFTERMARKET (0.0%)
        24,761           Exide Corp. ................................................    03/18/06..            55,712
                                                                                                       --------------
                         TELECOMMUNICATIONS (0.0%)
         5,948           KMC Telecom Inc. ...........................................    03/31/02..                57
                                                                                                       --------------
                         Total Warrants
                          (COST $1,722,544)........................................................            55,769
                                                                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2001 CONTINUED

      PRINCIPAL
      AMOUNT IN                                                                   COUPON         MATURITY
      THOUSANDS                                                                    RATE            DATE            VALUE

------------------------------------------------------------------------------------------------------------------------------

                         Short-Term Investments (5.2%)
                         Commercial Paper (h)(i) (1.1%)
                         FINANCE - CONSUMER
       $24,000           American Express Credit Corp.
                          (COST $23,977,600)..............................         2.80%         10/11/01      $   23,977,600
                                                                                                               --------------
                         Repurchase Agreements (4.1%)
        75,000           Joint repurchase agreement account (dated
                         09/28/01; proceeds $75,020,344) (j)..............         3.255         10/01/01          75,000,000
        16,671           The Bank of New York (dated 09/28/01; proceeds
                          $16,674,581) (k)................................         2.50          10/01/01          16,671,108
                                                                                                               --------------
                         Total Repurchase Agreements
                          (COST $91,671,108)..............................................................         91,671,108
                                                                                                               --------------
                         Total Short-Term Investments
                          (COST $115,648,708).............................................................        115,648,708
                                                                                                               --------------

                         Total Investments
                          (COST $2,501,846,467) (l)..................................    99.3%      2,179,845,374
                         Other Assets in Excess of Liabilities.......................     0.7          15,441,978
                                                                                         -----     --------------
                         Net Assets..................................................    100.0%    $2,195,287,352
                                                                                         =====     ==============

---------------------

   (A)                     FLOATING RATE SECURITIES. INTEREST RATES SHOWN ARE THOSE IN
                           EFFECT AT SEPTEMBER 30, 2001.
   (B)                     VALUED USING FAIR VALUE PROCEDURES - TOTAL AGGREGATE VALUE
                           IS $11,055,392.
   (C)                     PARTICIPATION INTERESTS WERE ACQUIRED THROUGH THE FINANCIAL
                           INSTITUTIONS INDICATED PARENTHETICALLY.
   (D)                     NON-INCOME PRODUCING SECURITY; LOAN IN DEFAULT.
   (E)                     PAYMENT-IN-KIND SECURITY.
   (F)                     NON-INCOME PRODUCING SECURITY; NOTE IN DEFAULT.
   (G)                     NON-INCOME PRODUCING SECURITIES.
   (H)                     PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS
                           BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (I)                     ALL OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH
                           UNFUNDED LOAN COMMITMENTS.
   (J)                     COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY
                           OBLIGATIONS.
   (K)                     COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY
                           OBLIGATIONS VALUED AT APPROXIMATELY $17,008,500.
   (L)                     THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES
                           APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE
                           AGGREGATE GROSS UNREALIZED APPRECIATION IS $4,213,425 AND
                           THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $326,214,518,
                           RESULTING IN NET UNREALIZED DEPRECIATION OF $322,001,093.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
SEPTEMBER 30, 2001

Assets:
Investments in securities, at value
 (cost $2,501,846,467)............................  $ 2,179,845,374
Cash..............................................        7,475,250
Receivable for:
  Interest........................................       15,042,798
  Investments sold................................          318,410
  Shares of beneficial interest sold..............          297,399
Prepaid expenses and other assets.................          798,145
                                                    ---------------
    Total Assets..................................    2,203,777,376
                                                    ---------------
Liabilities:
Payable for:
  Investment advisory fee.........................        1,644,367
  Dividends to shareholders.......................          923,464
  Administration fee..............................          482,726
Accrued expenses and other payables...............        1,333,211
Deferred loan fees................................        4,106,256
Commitments and contingencies
 (Note 6).........................................        --
                                                    ---------------
    Total Liabilities.............................        8,490,024
                                                    ---------------
    Net Assets....................................  $ 2,195,287,352
                                                    ===============
Composition of Net Assets:
Paid-in-capital...................................  $ 2,581,525,098
Net unrealized depreciation.......................     (322,001,093)
Accumulated undistributed net investment income...        5,880,582
Accumulated net realized loss.....................      (70,117,235)
                                                    ---------------
    Net Assets....................................  $ 2,195,287,352
                                                    ===============
    Net Asset Value Per Share,
        254,642,621 shares outstanding (unlimited
         shares authorized of $.01 par value).....  $          8.62
                                                    ===============

Statement of Operations
FOR THE YEAR ENDED SEPTEMBER 30, 2001

Net Investment Income:
Income
Interest..........................................  $   229,467,288
Facility, ammendment and other loan fees..........        7,140,263
Other.............................................          299,388
                                                    ---------------
    Total Income..................................      236,906,939
                                                    ---------------
Expenses
Investment advisory fee...........................       22,951,578
Administration fee................................        6,783,830
Transfer agent fees and expenses..................        1,146,480
Professional fees.................................          768,166
Registration fees.................................          375,642
Shareholder reports and notices...................          327,180
Custodian fees....................................          122,687
Trustees' fees and expenses.......................           19,484
Other.............................................          202,745
                                                    ---------------
    Total Expenses................................       32,697,792
Less: expense offset..............................          (47,446)
                                                    ---------------
    Net Expenses..................................       32,650,346
                                                    ---------------
    Net Investment Income.........................      204,256,593
                                                    ---------------
Net Realized and Unrealized Loss:
Net realized loss.................................      (56,444,249)
Net change in unrealized depreciation.............     (269,173,695)
                                                    ---------------
    Net Loss......................................     (325,617,944)
                                                    ---------------
Net Decrease......................................  $  (121,361,351)
                                                    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                              FOR THE YEAR          FOR THE YEAR
                                                 ENDED                 ENDED
                                           SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                          --------------------  --------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................    $   204,256,593       $   224,232,970
Net realized loss.......................        (56,444,249)           (5,523,905)
Net change in unrealized depreciation...       (269,173,695)          (38,361,789)
                                            ---------------       ---------------

    Net Increase (Decrease).............       (121,361,351)          180,347,276
Dividends to shareholders from net
 investment income......................       (201,153,884)         (221,847,859)
Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................       (366,527,027)          411,871,174
                                            ---------------       ---------------

    Net Increase (Decrease).............       (689,042,262)          370,370,591
                                            ---------------       ---------------
Net Assets:
Beginning of period.....................      2,884,329,614         2,513,959,023
                                            ---------------       ---------------
End of Period (Including accumulated
 undistributed net investment income of
 $5,880,582 and $2,777,873,
 respectively)..........................    $ 2,195,287,352       $ 2,884,329,614
                                            ===============       ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
FINANCIAL STATEMENTS CONTINUED

Statement of Cash Flows
FOR THE YEAR ENDED SEPTEMBER 30, 2001

Increase (Decrease) in Cash:
Cash Flows Provided by Operating Activities:
Net investment income.......................................    $ 204,256,593
Adjustments to reconcile net investment income to net cash
 provided by operating activities:
  Decrease in receivables and other assets related to
   operations...............................................       10,034,793
  Decrease in payables related to operations................         (425,849)
  Net loan fees received....................................        3,800,388
  Amortization of loan fees.................................       (7,140,263)
  Accretion of discounts....................................         (852,032)
                                                                -------------

    Net Cash Provided by Operating Activities...............      209,673,630
                                                                -------------

Cash Flows Provided by Investing Activities:
Purchases of investments....................................     (690,108,757)
Principal repayments/sales of investments...................      788,413,735
Net sales/maturities of short-term investments..............      259,812,613
                                                                -------------

    Net Cash Provided by Investing Activities...............      358,117,591
                                                                -------------

Cash Flows Used for Financing Activities:
Shares of beneficial interest sold..........................      279,001,248
Shares tendered.............................................     (725,753,627)
Dividends from net investment income (net of reinvested
 dividends of $85,338,367)..................................     (116,263,547)
                                                                -------------

    Net Cash Used for Financing Activities..................     (563,015,926)
                                                                -------------

Net Increase in Cash........................................        4,775,295
                                                                -------------

Cash Balance at Beginning of Year...........................        2,699,955
                                                                -------------

Cash Balance at End of Year.................................    $   7,475,250
                                                                =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2001

1. Organization And Accounting Policies
Morgan Stanley Prime Income Trust (the "Trust"), formerly Morgan Stanley Dean Witter Prime Income Trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust was organized as a Massachusetts business trust on August 17, 1989 and commenced operations on November 30, 1989.

The Trust offers and sells its shares to the public on a continuous basis. The Trustees intend, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) Certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (2) Senior Loans for which quotations are unavailable are valued based on prices received from an independent pricing service that are calculated pursuant to a derived pricing methodology. The derived pricing methodology calculates a price for a Senior Loan by incorporating certain market information, including a Senior Loan's credit rating and interest rate, and comparing such information to Senior Loans in similar industries for which market information is available; (3) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (4) all other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Interest income is accrued daily except where collection is not expected. When the Trust buys an interest in a Senior Loan, it may receive a facility fee, which is a fee paid to lenders upon

Morgan Stanley Prime Income Trust
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2001 CONTINUED

origination of a Senior Loan and/or a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Trust amortizes the facility fee and accrues the commitment fee over the expected term of the loan. When the Trust sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are amortized over the expected term of the loan.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Senior Loans -- The Trust invests primarily in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

Some of the Trust's Senior Loans are "Revolver Loans." For these loans, the Trust commits to provide funding up to the face amount of the loan. The amount drawn down by the borrower may vary during the term of the loan.

E. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net

Morgan Stanley Prime Income Trust
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2001 CONTINUED

investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Advisor"), formerly Morgan Stanley Dean Witter Advisors Inc., the Trust pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.90% to the portion of the daily net assets not exceeding $500 million; 0.85% to the portion of the daily net assets exceeding $500 million but not exceeding $1.5 billion; 0.825% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.80% to the portion of daily net assets exceeding $2.5 billion, but not exceeding $3 billion; and 0.775% to the portion of daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Trust pays an administration fee, calculated daily and payable monthly, by applying the annual rate of 0.25% to the Trust's daily net assets.

3. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/principal repayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2001 aggregated $690,108,757 and $788,114,530, respectively.

Shares of the Trust are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Advisor and Administrator. Pursuant to a Distribution Agreement between the Trust, the Investment Advisor and the Distributor, the Investment Advisor compensates the Distributor at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Investment Advisor will compensate the Distributor at an annual rate of 0.10% of the value of shares sold for any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged to the shareholder in connection with shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers. For the year ended September 30, 2001, the Investment Advisor has informed the Trust that it received approximately $7,148,000 in early withdrawal charges.

Morgan Stanley Prime Income Trust
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2001 CONTINUED

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor, Administrator and Distributor, is the Trust's transfer agent. At September 30, 2001, the Trust had transfer agent fees and expenses payable of approximately $18,600.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,388. At September 30, 2001, the Trust had an accrued pension liability of $55,289 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Federal Income Tax Status
At September 30, 2001, the Trust had a net capital loss carryover of approximately $12,924,000 of which $7,661,000 will be available through September 30, 2007 and $5,263,000 will be available through September 30, 2009 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $56,257,000 during fiscal 2001.

As of September 30, 2001, the Trust had temporary book/tax differences primarily attributable to post-October losses, tax adjustments on revolver loans and term loans held by the Trust and interest on loans in default.

Morgan Stanley Prime Income Trust
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2001 CONTINUED

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                                                    SHARES             AMOUNT
                                                                --------------    ----------------
Balance, September 30, 1999.................................      254,813,996      $2,536,180,951
Shares sold.................................................       60,576,915         595,266,193
Shares issued to shareholders for reinvestment of
 dividends..................................................        9,863,237          96,880,027
Shares tendered (four quarterly tender offers)..............      (28,531,603)       (280,275,046)
                                                                 ------------      --------------
Balance, September 30, 2000.................................      296,722,545       2,948,052,125
Shares sold.................................................       28,998,963         273,888,233
Shares issued to shareholders for reinvestment of
 dividends..................................................        9,242,666          85,338,367
Shares tendered (four quarterly tender offers)..............      (80,321,553)       (725,753,627)
                                                                 ------------      --------------
Balance, September 30, 2001.................................      254,642,621      $2,581,525,098
                                                                 ============      ==============

On October 31, 2001, the Trustees approved a tender offer to purchase up to 50 million shares of beneficial interest to commence on November 21, 2001.

6. Commitments and Contingencies
As of September 30, 2001, the Trust had unfunded loan commitments pursuant to the following loan agreements:

                                                                   UNFUNDED
BORROWER                                                          COMMITMENT
--------                                                        --------------
Arena Brands, Inc...........................................     $   355,917
Aurora Foods, Inc...........................................         432,109
Bridge Information Systems, Inc.............................         211,614
Jet Plastica Industries, Inc................................         659,459
Spalding Holdings Corp......................................       1,392,941
Suiza Foods.................................................      15,000,000
World Kitchen Consumer Products, Inc........................          20,000
                                                                 -----------
                                                                 $18,072,040
                                                                 ===========

The total value of securities segregated for unfunded loan commitments was $23,977,600.

7. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

Morgan Stanley Prime Income Trust
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2001 CONTINUED

8. Litigation
On November 14, 2001, an alleged class action lawsuit was filed on behalf of certain investors in Morgan Stanley Prime Income Trust alleging that, during the period from November 1, 1998 through April 26, 2001, the Trust, its investment advisor and a related entity, its administrator, certain of its officers, and certain of its Trustees violated certain provisions of the Securities Act of 1933 and common law by allegedly misstating the Trust's net asset value in its prospectus, registration statement and financial reports. Each of the defendants believes the lawsuit to be without merit and intends to vigorously contest the action.

Morgan Stanley Prime Income Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                  FOR THE YEAR ENDED SEPTEMBER 30,
                                          --------------------------------------------------------------------------------
                                             2001          2000          1999          1998          1997          1996
                                          -----------   -----------   -----------   -----------   -----------   ----------
SELECTED PER SHARE DATA:
Net asset value, beginning of period....  $     9.72    $     9.87    $     9.91    $     9.95    $     9.94     $   9.99
                                          ----------    ----------    ----------    ----------    ----------     --------
Income (loss) from investment
 operations:
  Net investment income.................        0.69          0.82          0.70          0.71          0.75         0.74
  Net realized and unrealized loss......       (1.11)        (0.16)        (0.05)        (0.03)       --            (0.04)
                                          ----------    ----------    ----------    ----------    ----------     --------
Total income from investment
 operations.............................       (0.42)         0.66          0.65          0.68          0.75         0.70
                                          ----------    ----------    ----------    ----------    ----------     --------
Less dividends and distributions from:
  Net investment income.................       (0.68)        (0.81)        (0.69)        (0.72)        (0.74)       (0.75)
  Net realized gain.....................      --            --            --            --            --           --
                                          ----------    ----------    ----------    ----------    ----------     --------
Total dividends and distributions.......       (0.68)        (0.81)        (0.69)        (0.72)        (0.74)       (0.75)
                                          ----------    ----------    ----------    ----------    ----------     --------
Net asset value, end of period..........  $     8.62    $     9.72    $     9.87    $     9.91    $     9.95     $   9.94
                                          ==========    ==========    ==========    ==========    ==========     ========
Total Return+...........................       (4.54)%        6.87%         6.72%         7.14%         7.78%        7.25%
Ratios to Average Net Assets:
Expenses................................        1.20%         1.21%         1.22%         1.29%         1.40%        1.46%
Net investment income...................        7.53%         8.26%         7.02%         7.17%         7.53%        7.50%
Supplemental Data:
Net assets, end of period, in
 thousands..............................  $2,195,287    $2,884,330    $2,513,959    $1,996,709    $1,344,603     $939,471
Portfolio turnover rate.................          29%           45%           44%           68%           86%          72%

                                                  FOR THE YEAR ENDED SEPTEMBER 30,
                                          -------------------------------------------------
                                             1995         1994         1993         1992
                                          ----------   ----------   ----------   ----------
SELECTED PER SHARE DATA:
Net asset value, beginning of period....   $  10.00     $   9.91     $   9.99     $  10.00
                                           --------     --------     --------     --------
Income (loss) from investment
 operations:
  Net investment income.................       0.82         0.62         0.55         0.62
  Net realized and unrealized loss......       0.01         0.09        (0.08)       (0.01)
                                           --------     --------     --------     --------
Total income from investment
 operations.............................       0.83         0.71         0.47         0.61
                                           --------     --------     --------     --------
Less dividends and distributions from:
  Net investment income.................      (0.81)       (0.62)       (0.55)       (0.62)
  Net realized gain.....................      (0.03)      --           --           --
                                           --------     --------     --------     --------
Total dividends and distributions.......      (0.84)       (0.62)       (0.55)       (0.62)
                                           --------     --------     --------     --------
Net asset value, end of period..........   $   9.99     $  10.00     $   9.91     $   9.99
                                           ========     ========     ========     ========
Total Return+...........................       8.57%        7.32%        4.85%        6.23%
Ratios to Average Net Assets:
Expenses................................       1.52%        1.60%        1.45%        1.47%
Net investment income...................       8.11%        6.14%        5.53%        6.14%
Supplemental Data:
Net assets, end of period, in
 thousands..............................   $521,361     $305,034     $311,479     $413,497
Portfolio turnover rate.................        102%         147%          92%          46%

----------------------------

          +             DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED
                        BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF
                        THE PERIOD. DIVIDENDS AND DISTRIBUTIONS ARE ASSUMED TO BE
                        REINVESTED AT THE PRICES OBTAINED UNDER THE TRUST'S DIVIDEND
                        REINVESTMENT PLAN.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Prime Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Prime Income Trust (the "Trust"), formerly Morgan Stanley Dean Witter Prime Income Trust, including the portfolio of investments, as of September 30, 2001, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by corresponding with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Prime Income Trust as of September 30, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
NOVEMBER 19, 2001